                                                               Exhibit 99.1
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of August 11, 2005
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc.
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc. as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank
National Association as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and
Servicing Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
August 11, 2005 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of Countrywide Securities Corporation ("Countrywide"), PNC Capital Markets, Inc.
("PNC"), IXIS Securities North America Inc. ("IXIS Securities") and Wachovia
Capital Markets, LLC ("Wachovia"; Merrill Lynch, Countrywide, PNC, IXIS
Securities and Wachovia, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such
Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of August 11, 2005 (the
"Certificate Purchase Agreement"), with Merrill Lynch, for itself and as representative of Countrywide (together in such capacity, the "Initial
Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,084,720,719 (the "Merrill Mortgage Loan
Balance") (subject to a variance of plus or minus

5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Merrill Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the
"Cut-off Date Pool Balance") of $2,056,750,308 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on
August 24, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 100.19263% of the
Merrill Mortgage Loan Balance as of the Cut-off Date, plus (ii) $3,658,713, which amount represents the amount of interest accrued on the Merrill Mortgage
Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the
Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the
Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a

                                        2

"Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The
Mortgage File with respect to each Mortgage Loan that is a Serviced Trust
Mortgage Loan shall contain the following documents:

          (i) (A) the original executed Mortgage Note for the subject Mortgage
     Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
     LaSalle Bank National Association, as trustee for the registered holders of
     Merrill Lynch Mortgage Trust 2005-CIP1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CIP1, or in blank, and (B) in the case of a Loan
     Combination, a copy of the executed Mortgage Note for each related
     Non-Trust Loan;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
     and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CIP1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CIP1 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CIP1, Commercial Mortgage
     Pass-Through Certificates, Series 2005-CIP1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CIP1, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CIP1 (or, in the case of a
     Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CIP1,
     Commercial Mortgage Pass-Through Certificates, Series 2005-CIP1,

                                        3

     and in its capacity as lead lender on behalf of the holder of the related
     Non-Trust Loan(s)), or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust
     2005-CIP1, Commercial Mortgage Pass-Through Certificates, Series 2005-CIP1,
     as assignee (or, in the case of a Loan Combination, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CIP1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CIP1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

          (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) any intercreditor agreement relating to permitted debt of the
     Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit, in each case relating to the subject Mortgage Loan; and

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter.

          The Mortgage File with respect to the Westchester Trust Mortgage Loan shall contain the following documents:

          (i) the original executed Mortgage Note for such Mortgage Loan including any power of attorney related to the execution thereof (or a lost note affidavit and

                                        4

     indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust
     2005-CIP1, Commercial Mortgage Pass-Through Certificates, Series 2005-CIP1,
     or in blank;

          (ii) an executed copy of the Westchester Intercreditor Agreement; and

          (iii) an executed copy of the MLMT Series 2005-MCP1 Pooling and
     Servicing Agreement.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          The Seller hereby further represents and warrants that with respect to the Westchester Trust Mortgage Loan, it has delivered to the MLMT Series
2005-MCP1 Trustee the documents constituting the "Mortgage File" within the meaning of the MLMT Series 2005-MCP1 Pooling and Servicing Agreement in
connection with its sale of the Westchester Pari Passu Non-Trust Loan to the
Depositor.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording,

                                        5

filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and
Servicing Agreement, and (c) are in the possession or under the control of the
Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

     The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the
Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan
Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement
Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
     Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms,

                                        6

     except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any

                                        7

     other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this
     Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the
     Trustee for the benefit of the Certificateholders as of the Closing Date
     (unless a different date is specified therein), with respect to (and solely with respect to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller receives written notice of a Document Defect or a
     Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the
     Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or
     Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the
     Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the
     Master Servicer for deposit into the Collection Account any Substitution
     Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a
     Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an

                                        8

REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the
Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the
Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed
Loan (that is not the Crossed Loan directly affected by the subject Document
Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed
Loan directly affected by the subject Document Defect or Breach) is held in the
Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an
Opinion of Counsel to the effect that such release would not cause either of
REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related borrower. For a period of two years from the Closing Date, so long as there remains any
Mortgage File relating to a Mortgage Loan as to which there is any uncured
Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however,

                                        9

that, without limiting the effect of the foregoing provisions of this Section
3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to the last proviso in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released), (ii) the remaining Mortgaged
Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release

                                       10

would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC
Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the Master Servicer or the Special
Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related
Mortgagor, the cure payment made by the Seller shall be returned to the Seller.
Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage
Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the
Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the

                                       11

related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage
Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage
Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage
Loan on or prior to the related date of substitution shall not be part of the
Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any

                                       12

judgment, order, writ, injunction, decree, law or regulation that would, in the
Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement
(except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or

                                       13

required to be delivered to the Trustee and the Master Servicer pursuant to
Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus and Prospectus Supplement, respectively; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of August 11, 2005, among the
Seller, Countrywide Commercial Real Estate Finance, Inc., IXIS Real Estate
Capital Inc., PNC Bank, National Association, the Purchaser, the Underwriters
and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of August 24, 2005, between the Seller and Midland Loan Services, Inc., duly executed by such parties;

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                                       14

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement
Memorandum, dated as of August 11, 2005 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the
Specified Portions of the Memorandum, as of the date thereof or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Mortgage Loan Sellers" and
"Summary of Prospectus Supplement--Relevant Parties--Merrill Lynch Mortgage
Trust Series 2005-MCP1 Trustee, Master Servicer and Special Servicer" and "--The
Westchester Controlling Subordinate Noteholder and Westchester Pari Passu
Non-Trust Loan Noteholder"; "Summary of Prospectus Supplement--The Mortgage
Loans And The Mortgaged Real Properties," "Risk Factors" and "Description of the
Mortgage Pool". The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum);

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing
Date;

                                       15

          (f) A written opinion of counsel for the Seller relating to corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the
Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the
Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution
Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder;
(iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with

                                       16

this Agreement, take such actions as may be necessary to ensure that, if this
Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and

                                       17

obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys'
fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                                       18

          SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                                       19

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                     SELLER
                                       MERRILL LYNCH MORTGAGE LENDING, INC.

                                       By: /s/ David M. Rodgers
                                           -------------------------------------
                                           Name:  David M. Rodgers
                                           Title: Executive Vice President,
                                                  Chief Officer in Charge of
                                                  Commercial Mortgage
                                                  Securitization

                                       Address for Notices:

                                       Merrill Lynch Mortgage Lending, Inc.
                                       Four World Financial Center
                                       250 Vesey Street
                                       New York, New York 10080
                                       Telecopier No.: (212) 449-3658
                                       Telephone No.: (212) 449-3611
                                       Attention: David M. Rodgers

                                       with a copy to:

                                       Robert M. Denicola, Esq.
                                       Merrill Lynch Mortgage Investors, Inc.
                                       Four World Financial Center
                                       250 Vesey Street
                                       New York, New York 10080
                                       Telecopier No.: (212) 449-0265
                                       Telephone No.: (212) 449-2916

                                       PURCHASER
                                       MERRILL LYNCH MORTGAGE INVESTORS,
                                          INC.

                                       By: /s/ David M. Rodgers
                                           -------------------------------------
                                           Name:  David M. Rodgers
                                           Title: Executive Vice President,
                                                  Chief Officer in Charge of
                                                  Commercial Mortgage
                                                  Securitization

                                       Address for Notices:

                                       Merrill Lynch Mortgage Investors, Inc.
                                       Four World Financial Center
                                       250 Vesey Street
                                       New York, New York 10080
                                       Telecopier No.: (212) 449-3658
                                       Telephone No.: (212) 449-3611
                                       Attention: David M. Rodgers

                                       with a copy to:

                                       Robert M. Denicola, Esq.
                                       Merrill Lynch Mortgage Investors, Inc.
                                       Four World Financial Center
                                       250 Vesey Street
                                       New York, New York 10080
                                       Telecopier No.: (212) 449-0265
                                       Telephone No.: (212) 449-2916

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in August 2005 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in August 2005, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing

interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e)
the rights of tenants (as tenants only) under leases (including subleases)
pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee (or, in the case of the Westchester Trust Mortgage Loan, in favor of the MLMT Series 2005-MCP1 Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee (or, in the case of the Westchester Trust
Mortgage Loan, in favor of the MLMT Series 2005-MCP1 Trustee).

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee (or, in the case of the Westchester Trust
Mortgage Loan, in favor of the MLMT Series 2005-MCP1 Trustee) is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee (or, in the case of the Westchester
Trust Mortgage Loan, in favor of the MLMT Series 2005-MCP1 Trustee). The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor

                                       I-2

owns any interest in any payments due under the related leases on which the
Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) August 1, 2005 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage
Loan, (ii) waived, modified or altered any material term of such Mortgage Loan,
(iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the
Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage

                                       I-3

is a valid first priority lien on such Mortgaged Property, subject only to the
Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such
Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee (or, in the case of the Westchester Trust Mortgage Loan, in favor of the MLMT Series 2005-MCP1
Trustee) as sole insured without the consent of or notice to the insurer. Such
Title Policy contains no exclusion for whether, or it affirmatively insures
(unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage
Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee (in the case of the Westchester Trust Mortgage Loan, subject to the rights of the MLMT Series 2005-MCP1 Trustee), pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

                                       I-4

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require

                                       I-5

investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor impaired property environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage
Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof)
has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are

                                       I-6

allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a
Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis,
(2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and
4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within
Florida or within 25 miles of the coast of North Carolina, South Carolina,
Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10)
days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from
S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best
Company of not less than "A-minus: V" (or the equivalent) and, if rated by
Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related
Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty

                                       I-7

insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"),

                                       I-8

but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be promptly and duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground
     Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related

                                       I-9

     Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
     within the meaning of Section 860G(a)(3) of the Code and Treasury
     Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
     Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances).
     Each Mortgage Loan is directly secured by an interest in real property
     (within the meaning of Treasury Regulations Section 1.856-3(c) and
     1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was
     (a) originated or modified (within the meaning of Treasury Regulations
     Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2)
     substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such
     Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any

                                      I-10

amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the
Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under

                                      I-11

law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective
Mortgages recorded on the related Mortgaged Properties with respect to such
Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of

                                      I-12

facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

          33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any

                                      I-13

business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment
Date, and assuming it is not otherwise in default, (i) the rate at which such
ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any
Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged
Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing;
and (b) one or more UCC financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording or submitted to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a
UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee (or, in the case of the Westchester Trust Mortgage Loan, in favor of the MLMT Series

                                      I-14

2005-MCP1 Trustee) constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee (or, in the case of the Westchester
Trust Mortgage Loan, in favor of the MLMT Series 2005-MCP1 Trustee).
Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Except as disclosed in the
Prospectus Supplement, each Mortgage Loan begins to amortize prior to its Stated
Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment
Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been

                                      I-15

received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each
Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor impaired property policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof,

                                      I-16

and whose compensation is not affected by the approval or disapproval of the
Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional
Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal
Foundation, all as in effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation #2 - Ownership of the Mortgage Loans

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
4             The Westchester             The Mortgage Loan that will be
                                          included in the trust is, together
                                          with another mortgage loan with which
                                          it is pari passu in right of payment,
                                          a senior loan in a multiple loan
                                          structure comprised of multiple
                                          mortgage loans, all of which (whether
                                          or not included in the trust) are
                                          secured by the same mortgage
                                          instrument and are cross-defaulted.
--------------------------------------------------------------------------------

Representation #4 - Lien; Valid Assignment

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
4             The Westchester             The Mortgage Loan that will be
                                          included in the trust is, together
                                          with another mortgage loan with which
                                          it is pari passu in right of payment,
                                          a senior loan in a multiple loan
                                          structure comprised of multiple
                                          mortgage loans, all of which (whether
                                          or not included in the trust) are
                                          secured by the same mortgage
                                          instrument and are cross-defaulted.
--------------------------------------------------------------------------------
6 and 7       Residence Inn Hotel         An affiliate of Marriott
              Portfolio 1 and Residence   International, Inc. serves as manager
              Inn Hotel Portfolio 2       of the mortgaged real property and,
                                          pursuant to the applicable management
                                          agreements, maintains escrow reserve
                                          accounts for payment of taxes and
                                          insurance, and for replacement of
                                          furniture, fixtures and equipment. The
                                          mortgagee does not have a security
                                          interest in these escrow accounts held
                                          by the manager.
--------------------------------------------------------------------------------

Representation #5 - Assignment of Leases and Rents

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4             The Westchester             The Mortgage Loan that will be
                                          included in the trust is, together
                                          with another mortgage loan with which
                                          it is pari passu in right of payment,
                                          a senior loan in a multiple loan
                                          structure comprised of multiple
                                          mortgage loans, all of which (whether
                                          or not included in the trust) are
                                          secured by the same mortgage
                                          instrument and are cross-defaulted.

                                          In each case, the security interest
                                          created by the related Mortgage and
                                          any separate security instrument are
                                          for the benefit of the holder of the
                                          senior Mortgage Loan that will be
                                          included in the trust and the holders
                                          of the other mortgage loan(s) in the
                                          related multiple note structure, which
                                          will not be included in the trust.

                                          In each case, the security interest
                                          created by any assignment of leases
                                          (whether as a separate document or as
                                          part of the related Mortgages) is for
                                          the benefit of the holders of the
                                          senior Mortgage Loan that will be
                                          included in the trust and the holders
                                          of the other mortgage loan(s) in the
                                          related multiple note structure, which
                                          will not be included in the trust.
--------------------------------------------------------------------------------

Representation #7 - Condition of Property; Condemnation

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
34            Lake Shore Plaza            Two free-standing one-story buildings
                                          leased to a fast food restaurant and a
                                          bank, respectively, encroach into the
                                          building setback lines. Per the report
                                          prepared by The Planning and Zoning
                                          Resource Corporation, the mortgaged
                                          property was developed prior to the
                                          current zoning regulations and is
                                          considered "grandfathered" and legally
                                          non-conforming. The borrower was
                                          required to obtain law and ordinance
                                          insurance coverage in an amount up to
                                          $2,500,000.
--------------------------------------------------------------------------------
6             Residence Inn Hotel         As to the Residence Inn - Tyler, TX
              Portfolio 1                 property, three buildings encroach
                                          onto
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          the building setback area (such
                                          encroachments range from 4' to 17.2').
                                          An official with the zoning authority
                                          of Tyler, Texas has advised that the
                                          encroachments will not result in any
                                          enforcement action.
--------------------------------------------------------------------------------
              Residence Inn Hotel         As to the Residence Inn - Wilmington,
              Portfolio 2                 DE property, several buildings
                                          encroach onto the building setback
                                          area. The Mortgage Loan documents
                                          include specific representations of
                                          Mortgagor that parking and zoning
                                          (including building setbacks) at the
                                          Mortgaged Property is sufficient to
                                          satisfy all applicable legal
                                          requirements, or that the applicable
                                          Mortgagor has the capability to and
                                          will restripe the parking areas and
                                          fix any zoning violations at such
                                          Mortgaged Property in conformance with
                                          all applicable legal requirements if
                                          requested or required by any
                                          governmental authority to comply with
                                          such legal requirements.
--------------------------------------------------------------------------------
18            U-Haul Self Storage         As of the Closing Date, the Seller has
              Portfolio II (U-Haul        not received notice and has no
              Center Mangum Street)       knowledge of any proceeding pending
                                          for the condemnation of all or any
                                          material portion of the Mortgaged
                                          Property securing any Mortgage Loan,
                                          except for property located at 247
                                          South Magnum Street, Durham, North
                                          Carolina (#782057) (the "Property"),
                                          where the County of Durham, North
                                          Carolina (the "County") is attempting
                                          to take the entire Property for the
                                          construction of a courthouse and has
                                          offered Borrower $1,000,000 in
                                          connection therewith. According to the
                                          letter from the County of Durham
                                          Engineering Department, dated January
                                          18, 2005, there was an authorized
                                          final offer of $1,912,500 for the
                                          property. Amerco has rejected that
                                          offer and the firm representing Amerco
                                          has obtained a preliminary appraisal
                                          of $3,122,000. No condemnation
                                          proceedings have been filed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
86            Oxford Hill Apartments      One free-standing building encroaches
                                          into the building setback lines.
                                          According to the report prepared by
                                          The Planning and Zoning Resource
                                          Corporation, the mortgaged property
                                          was developed prior to the current
                                          zoning regulations and is considered
                                          "grandfathered" and legally
                                          non-conforming. The borrower was
                                          required to obtain law and ordinance
                                          insurance coverage and it is
                                          understood that such amount covers the
                                          value of the encroaching building.
--------------------------------------------------------------------------------

Representation #8 - Title Insurance

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
4             The Westchester             The Mortgage Loan that will be
                                          included in the trust is, together
                                          with another mortgage loan with which
                                          it is pari passu in right of payment,
                                          a senior loan in a multiple loan
                                          structure comprised of multiple
                                          mortgage loans, all of which (whether
                                          or not included in the trust) are
                                          secured by the same mortgage
                                          instrument and are cross-defaulted.
                                          Only the right, title and interest of
                                          the Seller in the senior Mortgage Loan
                                          identified on the mortgage loan
                                          schedule is being conveyed to the
                                          Purchaser.
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6 and 7       Residence Inn Hotel         An affiliate of Marriott
              Portfolio 1 and Residence   International, Inc. serves as manager
              Inn Hotel Portfolio 2       of the mortgaged real property and,
                                          pursuant to the applicable management
                                          agreements, maintains escrow reserve
                                          accounts for payment of taxes and
                                          insurance, and for replacement of
                                          furniture, fixtures and equipment. The
                                          mortgagee does not have a security
                                          interest in these escrow accounts held
                                          by the manager.
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Representation #9 - No Holdback

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Loan Number           Loan Name                  Description of Exception
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36 and 41     Hilton Garden Inn-          A reserve in the amount of
              Norwalk and Hilton Garden   ($382,325.83) is being held by the
                                          lender from the
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              Inn-Shelton                 proceeds of the Hilton Garden Inn -
                                          Norwalk loan with respect to both of
                                          these loans (cross-collateralized)
                                          pursuant to an Undertaking, Escrow and
                                          Indemnity Agreement executed by each
                                          borrower and David Buffam, a principal
                                          of each of these related borrowers, in
                                          favor of the lender. There is a
                                          judgment and writ of execution against
                                          David Buffam in the amount of
                                          $305,860.66 and the reserve represents
                                          125% of such amount, to be held until
                                          the judgment is released or satisfied
                                          or to be used by the lender to satisfy
                                          such judgment in the event attempts
                                          are made to enforce same against David
                                          Buffam.
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Representation #10 - Mortgage Provisions

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Loan Number           Loan Name                  Description of Exception
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42, 16 and    Michael's Aurora Plaza,     The loan documents provide that the
23            Shoppes at the Meadows,     borrower shall only be obligated to
              Highlands Ranch Village     purchase as much terrorism insurance
              Center                      coverage as is available at a rate not
                                          to exceed two times the cost as of the
                                          date hereof of a separate insurance
                                          policy providing such coverage
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6 and 7       Residence Inn Hotel         The Mortgage Loan documents require
              Portfolio 1 and Residence   the Mortgagors to maintain insurance
              Inn Hotel Portfolio 2       coverage for acts of terrorism,
                                          however, the Mortgage Loan documents
                                          also specify that so long as Marriott
                                          International, Inc. or any affiliate
                                          thereof ("Marriott") is managing the
                                          Mortgaged Property, the related
                                          Mortgagors are participating in
                                          Marriott's insurance programs in
                                          accordance with the applicable
                                          management agreements and no default
                                          is continuing under any such
                                          management agreement beyond applicable
                                          notice and cure periods, the insurance
                                          provisions set forth in the Marriott
                                          management agreements shall control
                                          and
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                                          govern any inconsistent provisions in
                                          the Mortgage Loan documents. The
                                          Marriott management agreements require
                                          terrorism insurance to be maintained
                                          (if excluded under the casualty
                                          insurance maintained pursuant to the
                                          management agreements) as available
                                          under the Terrorism Risk Insurance Act
                                          (as the same may be amended or
                                          replaced) or if such Act is no longer
                                          available to the extent such coverage
                                          is available at commercially
                                          reasonable terms.
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5             E Walk on the New 42nd      The Mortgagor shall maintain insurance
              Street                      coverage for loss or damage resulting
                                          from acts of terrorism with coverage
                                          amounts of not less than the full
                                          amount of the Mortgage Loan, to the
                                          extent the insurance premiums for such
                                          terrorism insurance coverage do not
                                          exceed 250% of Mortgagor's annual
                                          premiums (as adjusted to reflect any
                                          increase in the consumer price index
                                          (as reasonably determined by
                                          Mortgagee) since the date of
                                          origination) for such coverage payable
                                          in connection with such terrorism
                                          insurance in place as of the date of
                                          origination, provided that, Mortgagor
                                          shall not be required to obtain such
                                          coverage in an amount in excess of the
                                          full amount of the Mortgage Loan. In
                                          the event that Mortgagor is unable to
                                          procure the aforementioned required
                                          terrorism insurance as a result of an
                                          increase in such insurance premiums to
                                          an amount greater than 250% (as
                                          adjusted to reflect any increase in
                                          the consumer price index (as
                                          reasonably determined by Mortgagee)
                                          since the date of origination), of
                                          Mortgagor's annual premiums for such
                                          coverage payable in connection with
                                          such terrorism insurance in place as
                                          of the date of origination, then
                                          Mortgagor shall be required to procure
                                          the highest limits of liability
                                          available for premiums equal to the
                                          greater of (i) 250% of Mortgagor's
                                          annual terrorism insurance premiums
                                          (as adjusted to reflect any increase
                                          in the

--------------------------------------------------------------------------------
                                          consumer price index (as reasonably
                                          determined by Mortgagee) since the
                                          date of origination) for such coverage
                                          payable in connection with such
                                          terrorism insurance in place as of the
                                          date of origination, or (ii) $0.25 per
                                          $100 of the insurable value of the
                                          Mortgaged Property as of the date of
                                          origination; provided that at no time
                                          shall Mortgagor be obligated to
                                          maintain terrorism insurance coverage
                                          in excess of the full amount of the
                                          Mortgage Loan.
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Representation #12 - Environmental Conditions

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Loan Number           Loan Name                  Description of Exception
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5             E Walk on the New 42nd      Mortgagor covenanted to comply with
              Street                      environmental laws in all material
                                          respects, except where the failure to
                                          do so is not reasonably likely to have
                                          a Material Adverse Effect (as defined
                                          in the Mortgage).

                                          Subject to the non-recourse provisions
                                          of the Mortgage, Mortgagor shall
                                          protect, indemnify, save, defend, and
                                          hold harmless Mortgagee and all
                                          officers, directors, stockholders,
                                          partners, employees, agents,
                                          successors and assigns thereof
                                          (collectively, the "Indemnified
                                          Environmental Parties") from and
                                          against any and all liability, loss,
                                          damage, actions, causes of action,
                                          costs or expenses whatsoever
                                          (including reasonable attorneys' fees
                                          and expenses) and any and all claims,
                                          suits and judgments which any
                                          Indemnified Environmental Party may
                                          suffer, as a result of or with respect
                                          to: (a) any Environmental Claim (as
                                          defined in the Mortgage) relating to
                                          or arising from the Mortgaged
                                          Property; (b) the violation of any
                                          Environmental Law (as defined in the
                                          Mortgage) in connection with the
                                          Mortgaged Property; (c) any release,
                                          spill, or the presence of any
                                          Hazardous
--------------------------------------------------------------------------------

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                                          Substances (as defined in the
                                          Mortgage) on the Mortgaged Property;
                                          and (d) the presence on, or the
                                          release from, the Mortgaged Property
                                          of any Hazardous Substances, whether
                                          or not such condition was known or
                                          unknown to Mortgagor provided that, in
                                          each case, Mortgagor shall be relieved
                                          of its obligation under this
                                          subsection if any of the matters
                                          referred to in clauses (a) through (d)
                                          above did not occur (but need not have
                                          been discovered) prior to (1) the
                                          foreclosure of the Mortgage with
                                          respect to the Mortgaged Property or
                                          otherwise taking title to the
                                          Mortgaged Property, (2) the delivery
                                          by Mortgagor to Mortgagee of a
                                          deed-in-lieu of foreclosure with
                                          respect to such property, or (3)
                                          Mortgagee's taking possession and
                                          control of the Mortgaged Property
                                          after the occurrence of an event of
                                          default under the Mortgage Loan
                                          Documents. Mortgagor shall have no
                                          obligation to indemnify an Indemnified
                                          Environmental Party for damage or loss
                                          resulting (i) from such Indemnified
                                          Environmental Party's negligence or
                                          misconduct or (ii) any other
                                          Indemnified Environmental Party's
                                          negligence or misconduct.
--------------------------------------------------------------------------------

Representation #14 - Insurance

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Loan Number           Loan Name                 Description of Exception
--------------------------------------------------------------------------------
42, 16 and    Michael's Aurora Plaza,     The loan documents provide that the
23            Shoppes at the Meadows,     borrower shall only be obligated to
              Highlands Ranch Village     purchase as much terrorism insurance
              Center                      coverage as is available at a rate not
                                          to exceed two times the cost as of the
                                          date hereof of a separate insurance
                                          policy providing such coverage
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119           Walgreen's-Longmont         The Mortgage Loan documents provide
                                          that Walgreens & Co. may self-insure
                                          with respect to the related Mortgage
                                          Property provided certain conditions
                                          set forth in the Mortgage are met.
                                          Walgreens
--------------------------------------------------------------------------------

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                                          is in fact self-insuring with respect
                                          to this property therefore, a separate
                                          policy of terrorism insurance was not
                                          required.
--------------------------------------------------------------------------------
3             Financial Square            With respect to Flood Insurance, the
                                          amount of coverage shall not be less
                                          than (1) outstanding principal balance
                                          of the Mortgage Loan and (2) the
                                          maximum amount of insurance available
                                          under the applicable National Flood
                                          Insurance Administration Program.

                                          The borrower shall maintain insurance
                                          against "acts of terrorism" or other
                                          similar acts or events, if
                                          commercially available and if being
                                          maintained by prudent owners of real
                                          estate comparable to the property,
                                          provided; however, the borrower shall
                                          not be obligated to spend more than an
                                          amount equal to 200% of the cost of
                                          the comprehensive all risk insurance
                                          and business income policies on the
                                          Closing Date.

                                          All insurance provided for in loan
                                          agreement shall be obtained under
                                          valid and enforceable policies
                                          (collectively, the "Policies" or, in
                                          the singular, the "Policy"), and shall
                                          be subject to the reasonable approval
                                          of the lender as to insurance
                                          companies, amounts, deductibles, loss
                                          payees and insureds; provided,
                                          however, that the lender hereby agrees
                                          that subject to the prior reasonable
                                          approval of the lender (which approval
                                          (a) shall take into consideration the
                                          standard then allowable by the rating
                                          agencies and (b) at the lender's
                                          reasonable discretion, shall be
                                          conditioned upon confirmation from the
                                          applicable rating agencies that it
                                          will not cause a downgrade, withdrawal
                                          or qualification of the then current
                                          rating of the securities or any class
                                          thereof), the borrower may satisfy its
                                          obligations set forth above in this
                                          sentence by providing such coverage
                                          that is commercially available and is
                                          generally being maintained by prudent
                                          owners of real estate comparable to
                                          the property (i.e.,
--------------------------------------------------------------------------------

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                                          "Class A" office buildings located in
                                          lower Manhattan that are subject to
                                          securitized debt) (or such lesser
                                          standard as may hereinafter be
                                          allowable by the rating agencies for
                                          properties comparable to the property
                                          as determined by the lender in its
                                          reasonable discretion). The Policies
                                          shall be issued by financially sound
                                          and responsible insurance companies
                                          authorized to do business in the state
                                          or that are eligible excess, or
                                          surplus, lines insurers in the state
                                          and having a claims paying ability
                                          rating of "AA" or better (and the
                                          equivalent thereof) by at least two
                                          (2) of the rating agencies rating the
                                          securities (one of which shall be S&P
                                          if they are rating the securities and
                                          one of which will be Moody's if they
                                          are rating the securities), or if only
                                          one rating agency is rating the
                                          securities, then only by such rating
                                          agency, or by a syndicate of insurers
                                          through which at least 75% of the
                                          coverage (if there are four (4) or
                                          fewer members of the syndicate) or at
                                          least 60% of the coverage (if there
                                          are 5 or more members of the
                                          syndicate) is with carriers having
                                          such claims - paying ability ratings
                                          (or such lesser standard as may
                                          hereafter be allowable by the rating
                                          agencies for properties comparable to
                                          the property as determined by the
                                          lender in its reasonable discretion);
                                          provided that the terrorism coverage
                                          may be provided by insurance companies
                                          having a claims paying ability rating
                                          of "A-" or better (or the equivalent
                                          thereof) from the applicable rating
                                          agency or rating agencies (or such
                                          lesser standard as may hereafter be
                                          allowable by the rating agencies for
                                          properties comparable to the property
                                          as determined by the lender in its
                                          reasonable discretion). Of the $600
                                          million physical damage coverage, only
                                          $575 million is rated A- or better by
                                          S&P, and the remaining $25 million is
                                          rated BBB.
--------------------------------------------------------------------------------

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                                          With regard to liability coverage, of
                                          the $152 million limit, $112.5 million
                                          is provided by insurers rated A+ or
                                          better by S&P, $25 million is provided
                                          by insurers rated BBB by S&P and $12.5
                                          million is not rated by S&P, but is
                                          rated A+ XIV by A.M. Best. Sixty
                                          percent of insurers must be rated A or
                                          better by S&P with non less than BBB,
                                          except Newmarket Underwriters, who
                                          supply excess liability coverage in
                                          the amount of $25 million in excess of
                                          $50 million of a total limit of $150
                                          million.
--------------------------------------------------------------------------------
15            Burlington Town Center      With respect to Flood Insurance, the
                                          amount of coverage shall not be less
                                          than (1) outstanding principal balance
                                          of the Mortgage Loan and (2) the
                                          maximum amount of insurance available
                                          under the applicable National Flood
                                          Insurance Administration Program.

                                          If all-risk insurance policy contains
                                          an exclusion for terrorism coverage,
                                          the borrower must maintain terrorism
                                          insurance, provided it is (1)
                                          commercially available and (2) can be
                                          obtained at a commercially reasonable
                                          price.

                                          The following are the required
                                          ratings, pursuant to the loan
                                          agreement: (i) the borrower will
                                          maintain the worker's compensation,
                                          motor vehicle and earthquake insurance
                                          coverage pursuant to policies issued
                                          by either (A) one or more financially
                                          sound and responsible insurance
                                          companies authorized to do business in
                                          the state in which the property is
                                          located and having a claims paying
                                          ability rating of "A" or better by S&P
                                          or (B) a syndicate of insurers through
                                          which (1) at least 50% of claims
                                          coverage shall be with one or more
                                          carriers having a
                                          claims-paying-ability rating by A.M.
                                          Best of "A-X" or better, (2) subject
                                          to the requirement set forth in the
                                          insurance provisions of the loan
                                          agreement, at least 90% of claims
                                          coverage (inclusive of the coverage
                                          provided by carriers described in
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          (1) above) shall be with one or more
                                          carriers having a claims paying
                                          ability rating by A.M. Best of
                                          "A-VIII" or better, (3) the balance of
                                          the coverage not to exceed 10% of
                                          claims coverage is with one or more
                                          carriers having a claims paying
                                          ability rating by A.M. Best of "A-VII"
                                          or better and (4) provided, further,
                                          with regard to any insurance carrier
                                          which has a claims-paying-ability
                                          rating by A.M. Best of less than "A-X"
                                          such carrier may not represent more
                                          than 5% of the total earthquake
                                          insurance.

                                          (ii) the borrower will maintain the
                                          general liability insurance coverage
                                          with either (A) one or more other
                                          domestic primary insurers having or a
                                          syndicate of insurers through which at
                                          least 60% of the coverage is with
                                          carriers having a
                                          claims-paying-ability rating by S&P
                                          not lower than "A", at least 75% of
                                          the coverage (including, for the
                                          purposes of such calculation, the
                                          carriers which are rated not lower
                                          than "A") is with carriers having a
                                          claims-paying-ability rating by S&P
                                          not lower than "BBB" or (B) one or
                                          more carriers having a claims paying
                                          ability rating by A.M. Best of "A/X"
                                          or better.

                                          (iii) Except as set forth in clauses
                                          (ii) and (iii) above, the borrower
                                          will maintain (1) the insurance
                                          coverage described in the insurance
                                          provisions of the loan agreement with
                                          either (A) one or more financially
                                          sound and responsible insurance
                                          companies authorized to do business in
                                          the state in which the property is
                                          located and having a
                                          claims-paying-ability rating by S&P
                                          not lower than "A" or (B) a syndicate
                                          of insurers through which at least 75%
                                          of the coverage (if there are 4 or
                                          fewer members of the syndicate) or at
                                          least 60% of the coverage (if there
                                          are 5 or more members of the
                                          syndicate) is with carriers having a
                                          claims-paying-ability rating by S&P
                                          not lower
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          than "A" and the balance of the
                                          coverage is, in each case, with
                                          insurers having a
                                          claims-paying-ability rating by S&P of
                                          not lower than "BBB", provided that in
                                          each case, the first loss risk is
                                          borne by the carriers having a
                                          claims-paying-rating by S&P of not
                                          lower than "A", and (2) the flood
                                          hazard insurance coverage described in
                                          the loan agreement with any insurance
                                          company authorized by the United
                                          States government to issue such
                                          insurance provided such flood hazard
                                          insurance is reinsured by the United
                                          States government.
--------------------------------------------------------------------------------
1             Glenbrook Square Mall       With respect to Flood Insurance, the
                                          amount of coverage shall not be less
                                          than (1) outstanding principal balance
                                          of the Mortgage Loan and (2) the
                                          maximum amount of insurance available
                                          under the applicable National Flood
                                          Insurance Administration Program.

                                          If all-risk insurance policy contains
                                          an exclusion for terrorism coverage,
                                          the borrower must maintain terrorism
                                          insurance, provided it is (1)
                                          commercially available and (2) can be
                                          obtained at a commercially reasonable
                                          price. The following are the required
                                          ratings, pursuant to the loan
                                          agreement: (i) the borrower will
                                          maintain the earthquake insurance,
                                          worker's compensation and motor
                                          vehicle insurance coverage pursuant to
                                          policies issued by either (a) one or
                                          more financially sound and responsible
                                          insurance companies authorized to do
                                          business in the state in which the
                                          property is located and having a
                                          claims paying ability rating of "A" or
                                          better by S&P or (b) a syndicate of
                                          insurers through which (i) at least
                                          50% of claims coverage shall be with
                                          one or more carriers having a
                                          claims-paying-ability rating by A.M.
                                          Best of "A-X" or better, (ii) subject
                                          to the requirement set forth in the
                                          insurance provisions of the loan
                                          agreement, at least 90% of claims
--------------------------------------------------------------------------------

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                                          coverage (inclusive of the coverage
                                          provided by carriers described in (i)
                                          above) shall be with one or more
                                          carriers having a claims paying
                                          ability rating by A.M. Best of
                                          "A-VIII" or better, (iii) the balance
                                          of the coverage not to exceed 10% of
                                          claims coverage is with one or more
                                          carriers having a claims paying
                                          ability rating by A.M. Best of "A-VII"
                                          or better and (iv) provided, further,
                                          with regard to any insurance carrier
                                          which has a claims-paying-ability
                                          rating by A.M. Best of less than "A-X"
                                          such carrier may not represent more
                                          than 5% of the total earthquake
                                          insurance.

                                          (ii) the borrower will maintain the
                                          commercial general liability coverage
                                          with either one or more other domestic
                                          primary insurers (A) having or a
                                          syndicate of insurers through which at
                                          least 60% of the coverage is with
                                          carriers having a
                                          claims-paying-ability rating by S&P
                                          not lower than "A", at least 75% of
                                          the coverage (including, for the
                                          purposes of such calculation, the
                                          carriers which are rated not lower
                                          than "A") is with carriers having a
                                          claims-paying-ability rating by S&P
                                          not lower than "BBB" or (B) with one
                                          or more carriers having a claims
                                          paying ability rating by A.M. Best of
                                          "A/X" or better.

                                          (iii) Except as set forth in clauses 1
                                          and 2 above, the borrower will
                                          maintain (1) the insurance coverage
                                          described in the insurance provisions
                                          of the loan agreement with either (A)
                                          one or more financially sound and
                                          responsible insurance companies
                                          authorized to do business in the state
                                          in which the property is located and
                                          having a claims-paying-ability rating
                                          by S&P not lower than "A" or (B) a
                                          syndicate of insurers through which at
                                          least 75% of the coverage (if there
                                          are 4 or fewer members of the
                                          syndicate) or at least 60% of the
                                          coverage (if there are 5 or more
                                          members of the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          syndicate) is with carriers having a
                                          claims-paying-ability rating by S&P
                                          not lower than "A" and the balance of
                                          the coverage is, in each case, with
                                          insurers having a
                                          claims-paying-ability rating by S&P of
                                          not lower than "BBB", provided that in
                                          each case, the first loss risk is
                                          borne by the carriers having a
                                          claims-paying-rating by S&P of not
                                          lower than "A" and (2) the flood
                                          hazard insurance coverage described in
                                          the insurance provisions of the loan
                                          agreement with any insurance company
                                          authorized by the United States
                                          government to issue such insurance
                                          provide.
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5             E Walk on the New 42nd      If any improvement on the Mortgaged
              Street                      Property is located within an area
                                          designated as "flood zone" or a
                                          "special flood hazard area" (as
                                          defined under the regulations adopted
                                          under the National Flood Insurance Act
                                          of 1968 and the Flood Disaster
                                          Protection Act of 1973), Mortgagor
                                          shall maintain flood insurance, if
                                          available, in an amount equal to the
                                          lesser of the full amount of the
                                          Mortgage Loan and the maximum limit of
                                          coverage available with respect to the
                                          Mortgaged Property, reasonably
                                          acceptable to Mortgagee but in no
                                          event greater than replacement cost,
                                          provided, however, that if flood
                                          insurance shall be unavailable from
                                          private carriers at commercially
                                          reasonable premiums, flood insurance
                                          may provided by the federal or state
                                          government, if available.

                                          Mortgagor shall maintain insurance
                                          coverage for loss or damage resulting
                                          from acts of terrorism with coverage
                                          amounts of not less than the full
                                          amount of the Mortgage Loan, to the
                                          extent the insurance premiums for such
                                          terrorism insurance coverage do not
                                          exceed 250% of Mortgagor's annual
                                          premiums (as adjusted to reflect any
                                          increase in the consumer price index
                                          (as reasonably determined by
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Mortgagee) since the date of
                                          origination) for such coverage payable
                                          in connection with such terrorism
                                          insurance in place as of the date of
                                          origination, provided that, Mortgagor
                                          shall not be required to obtain such
                                          coverage in an amount in excess of the
                                          full amount of the Mortgage Loan. In
                                          the event that Mortgagor is unable to
                                          procure the aforementioned required
                                          terrorism insurance as a result of an
                                          increase in such insurance premiums to
                                          an amount greater than 250% (as
                                          adjusted to reflect any increase in
                                          the consumer price index (as
                                          reasonably determined by Mortgagee)
                                          since the date of origination), of
                                          Mortgagor's annual premiums for such
                                          coverage payable in connection with
                                          such terrorism insurance in place as
                                          of the date of origination, then
                                          Mortgagor shall be required to procure
                                          the highest limits of liability
                                          available for premiums equal to the
                                          greater of (i) 250% of Mortgagor's
                                          annual terrorism insurance premiums
                                          (as adjusted to reflect any increase
                                          in the consumer price index (as
                                          reasonably determined by Mortgagee)
                                          since the date of origination) for
                                          such coverage payable in connection
                                          with such terrorism insurance in place
                                          as of the date of origination, or (ii)
                                          $0.25 per $100 of the insurable value
                                          of the Mortgaged Property as of the
                                          date of origination; provided that at
                                          no time shall Mortgagor be obligated
                                          to maintain terrorism insurance
                                          coverage in excess of the full amount
                                          of the Mortgage Loan.

                                          The Mortgage Loan documents provide
                                          that, in the event of any conflict
                                          between the terms of the ground lease
                                          and terms of the Mortgage Loan
                                          documents with respect to the
                                          disposition and/or application of
                                          condemnation or casualty proceeds, the
                                          terms of the ground lease shall
                                          govern, which ground lease provides,
                                          among other things, that loss under
                                          all insurance policies required
                                          thereunder for
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                                          fire or other casualty shall be
                                          payable to a depositary (which may be
                                          Mortgagee in the event that certain
                                          conditions are satisfied).
--------------------------------------------------------------------------------
6 and 7       Residence Inn Hotel         The Mortgage Loan documents specify
              Portfolio 1 and Residence   that so long as Marriott
              Inn Hotel Portfolio 2       International, Inc. or any affiliate
                                          thereof ("Marriott") is managing the
                                          Mortgaged Property, the related
                                          Mortgagors are participating in
                                          Marriott's insurance programs in
                                          accordance with the applicable
                                          management agreements and no default
                                          is continuing under any such
                                          management agreement beyond applicable
                                          notice and cure periods, the insurance
                                          provisions set forth in the Marriott
                                          management agreements shall control
                                          and govern any inconsistent provisions
                                          in the Mortgage Loan documents. The
                                          management agreements provide that
                                          Marriott, in its discretion and
                                          provided certain other conditions are
                                          satisfied, may maintain the specified
                                          insurance on behalf of the related
                                          Mortgagors.
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Representation #17 - Local Law Compliance

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
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7             Residence Inn Hotel         As to the Residence Inn - Sacramento,
              Portfolio 2                 CA property, the site is nonconforming
                                          as to parking (site is six parking
                                          spaces short of the requirement). The
                                          Mortgage Loan documents include
                                          specific representations of Mortgagor
                                          that parking at the Mortgaged Property
                                          is sufficient to satisfy all
                                          applicable legal requirements, or that
                                          the applicable Mortgagor has the
                                          capability to and will restripe the
                                          parking areas at such Mortgaged
                                          Property in conformance with all
                                          applicable legal requirements if
                                          requested or required by any
                                          governmental authority to comply with
                                          such legal requirements

                                          As to the Residence Inn - Wilmington,
--------------------------------------------------------------------------------

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                                          DE property, the site is nonconforming
                                          as to setbacks (several buildings
                                          encroach onto the building setback
                                          area). The Mortgage Loan documents
                                          include specific representations of
                                          Mortgagor that parking and zoning
                                          (including building setbacks) at the
                                          Mortgaged Property is sufficient to
                                          satisfy all applicable legal
                                          requirements, or that the applicable
                                          Mortgagor has the capability to and
                                          will restripe the parking areas and
                                          fix any zoning violations at such
                                          Mortgaged Property in conformance with
                                          all applicable legal requirements if
                                          requested or required by any
                                          governmental authority to comply with
                                          such legal requirements. In addition,
                                          law and ordinance insurance coverage
                                          has been obtained with respect to this
                                          site.
--------------------------------------------------------------------------------
14            U-Haul Self Storage         As to the property located in Tulsa,
              Portfolio III (504 East     OK at 504 East Archer Street, it is
              Archer)                     nonconforming with respect to the
                                          following: north front setback is
                                          encroached by 50 feet, west front
                                          setback is encroached by 50 feet
                                          (there is an inquiry into The Planning
                                          and Zoning Resource Corporation with
                                          respect to same). A variance is needed
                                          for the existing building setbacks.
                                          The property is conforming as to use,
                                          height, building site area
                                          requirements, density and parking.
--------------------------------------------------------------------------------
5             E Walk on the New 42nd      As of the date of origination of the
              Street                      Mortgage Loan, there were number of
                                          outstanding violations of local
                                          ordinances reflected of record
                                          relating to the Mortgaged Property.
                                          Mortgagor provided the following
                                          representation and warranty in the
                                          Mortgage:

                                          "Mortgagor represents and warrants
                                          that, as of the date of origination of
                                          the Mortgage Loan, it has not received
                                          notice of any material violation of
                                          any Legal Requirement (as defined in
                                          the Mortgage) as to which the
                                          underlying condition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          remains outstanding."
--------------------------------------------------------------------------------

Representation #18 - Material Leasehold Estate

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
64            Roselle Commons             (ix) Part of the Mortgaged Property is
                                          ground leased and contains parking for
                                          the shopping center, no improvements.
                                          The ground lease does not provide that
                                          any insurance proceeds will be paid to
                                          tenant (borrower) to restore the
                                          property or to pay the Mortgage Loan.
--------------------------------------------------------------------------------
15            Burlington Town Center      (ii) The sub-ground lease is subject
                                          to a ground lease between Security
                                          Capital Corporation and The City of
                                          Burlington, dated June 25, 1993.

                                          (vii) The sub-ground lease expires in
                                          2010, two (2) years prior to the
                                          maturity date of the Mortgage Loan and
                                          there are no renewal options. However,
                                          sublessor has assigned to sublessee
                                          its option to purchase the fee
                                          interest in the ground lease. Under
                                          the loan documents, the sublessee has
                                          the obligation to exercise this option
                                          at any time, but not later than the
                                          effective date of the termination of
                                          the sublease. GGP Limited Partnership
                                          has guaranteed the payment of the
                                          purchase price. Mortgagee may exercise
                                          the option to purchase the fee
                                          interest in the ground lease parcel.

                                          (ix) The sub-ground lease does not
                                          address the use of insurance proceeds
                                          in the event of a casualty.

                                          (x) Subletting is permitted, provided
                                          (1) the subletting is subordinate to
                                          the rights of the sublessor under the
                                          sub-ground lease, (2) any subletting
                                          shall include an assumption by
                                          subtenant of its obligations under the
                                          sublease and (3) sublessee shall
                                          furnish copies of such sublease to
                                          sublessor.
--------------------------------------------------------------------------------
5             E Walk on the New 42nd      (iii) Assignments of Mortgagor's
              Street                      interest under the ground lease are
                                          subject to certain restrictions set
                                          forth therein, which
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          include, among other things,
                                          compliance with a background check
                                          process, and satisfaction of certain
                                          financial and experience requirements.

                                          (iv) An estoppel certificate received
                                          from the ground lessor in connection
                                          with the origination of the Mortgage
                                          Loan stated that, as of the date of
                                          such estoppel certificate, the
                                          Mortgagor was not in compliance with
                                          schedule F (the "Display and Signage
                                          Requirements") of the ground lease,
                                          and that the ground lessor reserved
                                          all of its rights under the ground
                                          lease or at law or in equity with
                                          respect to such non-compliance. In
                                          response, Mortgagor provided the
                                          following representations and
                                          warranties in the Mortgage:

                                          (a) "Mortgagor is not in default under
                                          any of the material terms of the
                                          Ground Lease, and to the best of its
                                          knowledge, is not in default under any
                                          other term of the Ground Lease."

                                          (b) "All signage at the Property
                                          (including, without limitation, all
                                          signs erected by all tenants at the
                                          Property) have been approved by the
                                          Ground Lessor under the Ground Lease,
                                          in accordance with the terms of the
                                          Ground Lease."

                                          (ix) The ground lease provides that
                                          the loss under all insurance policies
                                          required thereunder insuring against
                                          fire or other casualty shall be
                                          payable to a depositary (which may be
                                          Mortgagee in the event that certain
                                          conditions are satisfied), except that
                                          amounts of less than $5,000,000 (as
                                          adjusted for inflation) shall be
                                          payable in trust directly to the
                                          tenant under the ground lease for
                                          application to the cost of restoration
                                          in accordance with the terms of the
                                          ground lease, subject to the rights of
                                          any Recognized Leasehold Mortgagee (as
                                          defined in the ground
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          lease).

                                          The Mortgage Loan documents provide
                                          that, in the event of any conflict
                                          between the terms of the ground lease
                                          and terms of the Mortgage Loan
                                          documents with respect to the
                                          disposition and/or application of
                                          condemnation or casualty proceeds, the
                                          terms of the ground lease shall
                                          govern, which ground lease provides,
                                          among other things, that loss under
                                          all insurance policies required
                                          thereunder for fire or other casualty
                                          shall be payable to a depositary
                                          (which may be Mortgagee in the event
                                          that certain conditions are
                                          satisfied).
--------------------------------------------------------------------------------
7             Residence Inn Hotel         (i) The Mortgaged Property known as
              Portfolio 2                 Residence Inn - Wilmington, DE is
                                          subject to a ground lease. An estoppel
                                          letter has been obtained from the
                                          ground lessor, but the estoppel letter
                                          has not been recorded in the real
                                          property records.

                                          (ii) The Mortgaged Property known as
                                          Residence Inn - Wilmington, DE is
                                          subject to a ground lease. The fee
                                          interest in the Mortgaged Property is
                                          encumbered by a mortgage for the
                                          benefit of National Life Insurance
                                          Company of Vermont. The policy of
                                          title insurance issued at closing
                                          insuring the Mortgage Loan does not
                                          include the fee mortgage as an
                                          exception to coverage and includes an
                                          endorsement insuring the leasehold
                                          interest in the Mortgaged Property.

                                          (iii) The Mortgaged Property known as
                                          Residence Inn - Wilmington, DE is
                                          subject to a ground lease. Mortgagor
                                          does not have the right to assign its
                                          interest in the ground lease without
                                          the ground lessor's prior written
                                          consent, which shall not be
                                          unreasonably withheld. Consent to
                                          assignment to the lender is addressed
                                          in the ground lessor estoppel
                                          delivered at closing. The ground
                                          lessor further agreed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          in the estoppel to recognize the
                                          lender or its successors and assigns
                                          upon foreclosure, or any subsequent
                                          transferee (as permitted under the
                                          ground lease), provided the mortgagee
                                          or other purchaser assumes all
                                          obligations of lessee under the ground
                                          lease.

                                          (x) The Mortgaged Property known as
                                          Residence Inn - Wilmington, DE is
                                          subject to a ground lease. Mortgagor
                                          does not have the right to sublet its
                                          interest in the ground lease without
                                          the ground lessor's prior written
                                          consent, which shall not be
                                          unreasonably withheld.
--------------------------------------------------------------------------------

Representation #22 - Legal Proceedings

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
36 and 41     Hilton Garden Inn-          A reserve in the amount of
              Norwalk and Hilton Garden   ($382,325.83) is being held by the
              Inn-Shelton                 lender from the proceeds of the Hilton
                                          Garden Inn - Norwalk loan with respect
                                          to both of these loans
                                          (cross-collateralized) pursuant to an
                                          Undertaking, Escrow and Indemnity
                                          Agreement executed by each borrower
                                          and David Buffam, a principal of each
                                          of these related borrowers, in favor
                                          of the lender. There is a judgment and
                                          writ of execution against David Buffam
                                          in the amount of $305,860.66 and the
                                          reserve represents 125% of such
                                          amount, to be held until the judgment
                                          is released or satisfied or to be used
                                          by the lender to satisfy such judgment
                                          in the event attempts are made to
                                          enforce same against David Buffam.
--------------------------------------------------------------------------------

Representation #23 - Other Mortgage Liens

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
119, 37,      Walgreens-Longmont,         While not specifically referring to
120, 86,      Coconut Palms I, Vintage    rating agency fees, the related
101, 16,      Park, Oxford Hill           Mortgage Loan documents require that
23, 42, 81,   Apartments, 15205           the Mortgagor pay the lender's costs
104, 22 and                               in connection with the
4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Hawthorne Boulevard,        related Mortgagor seeking the lender's
              Shoppes at the Meadows,     consent to an encumbrance.
              Highlands Ranch Village
              Center, Michael's Aurora
              Plaza, Desert
              Professional Plaza, Rio
              Grande Valley Retail
              Portfolio, Meridian Place
              and The Westchester
--------------------------------------------------------------------------------
4             The Westchester             The Mortgage Loan that will be
                                          included in the trust is, together
                                          with another mortgage loan with which
                                          it is pari passu in right of payment,
                                          a senior loan in a multiple loan
                                          structure comprised of multiple
                                          mortgage loans, all of which (whether
                                          or not included in the trust) are
                                          secured by the same mortgage
                                          instrument and are cross-defaulted.
--------------------------------------------------------------------------------

Representation #26 - Licenses and Permits

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
34            Lake Shore Plaza            All of the certificates of completion
                                          or occupancy where not delivered to
                                          the lender for the closing because
                                          they the related borrower had not
                                          received them from the related
                                          municipality. The borrower executed an
                                          Undertaking and Indemnity Agreement,
                                          which provides that (A) the borrower
                                          will deliver all certificates of
                                          completion or occupancy required for
                                          the legal use, occupancy and operation
                                          of the mortgaged property by December
                                          22, 2005, which deadline may be
                                          extended twice by six months if the
                                          borrower is using best efforts to
                                          obtain such certificates but is not
                                          able to deliver all of them to the
                                          lender by the deadline; and (B) the
                                          borrower was required to deposit a
                                          $25,000 reserve with the lender in
                                          connection with such Undertaking. The
                                          borrower represents and warrants in
                                          the loan agreement that (1) the
                                          mortgaged property, and the use and
                                          operation thereof, comply in all
                                          material respects with all legal
                                          requirements, including building and
                                          zoning regulations and
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          codes; and (2) all certifications,
                                          permits, licenses and approvals,
                                          including all certificates of
                                          completion or occupancy, required for
                                          the legal use, occupancy and operation
                                          of the mortgaged property, have been
                                          obtained and are valid and in full
                                          force and effect.
--------------------------------------------------------------------------------
7             Residence Inn Hotel         As to the Residence Inn - Wilmington,
              Portfolio 2                 DE property, Mortgagor was required to
                                          (b) provide the lender with a copy of
                                          the current and unexpired Food
                                          Establishment Permit for the Mortgaged
                                          Property by June 27, 2005, and (b)
                                          provide the lender with copies of the
                                          current certificates of occupancy for
                                          each building at the Mortgaged
                                          Property by July 17, 2005. So long as
                                          Mortgagor is using commercially
                                          reasonable efforts to complete these
                                          matters, no event of default shall
                                          occur under the Mortgage Loan
                                          documents as a result of Mortgagor's
                                          failure to complete these matters by
                                          the stated deadlines.
--------------------------------------------------------------------------------
116           MacDonald Corporate         Current antennae permits for four
              Center                      tenants in the telecommunications
                                          industry were not delivered to the
                                          lender for the closing. The borrower
                                          executed an Undertaking and Indemnity
                                          Agreement, as amended, which provides,
                                          among other things, that the borrower
                                          will deliver the current antennae
                                          permits (or other evidence, acceptable
                                          to the lender, that all such permits
                                          are current and valid) to the lender
                                          by August 12, 2005. The borrower
                                          represents and warrants in the loan
                                          agreement that (1) the mortgaged
                                          property, and the use and operation
                                          thereof, comply in all material
                                          respects with all legal requirements,
                                          including building and zoning
                                          regulations and codes; and (2) all
                                          certifications, permits, licenses and
                                          approvals, including all certificates
                                          of completion or occupancy, required
                                          for the legal use, occupancy and
                                          operation of the mortgaged property,
                                          have been obtained and are valid and
                                          in full force and effect.
--------------------------------------------------------------------------------

Representation #30 - Defeasance and Assumption of Costs

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
119, 37, Walgreens-Longmont, While not specifically referring to 120, 86,
Coconut Palms I, Vintage rating agency fees, the related 101, 16, Park, Oxford
Hill Mortgage Loan documents require that 23, 42, 81, Apartments, 15205 the
Mortgagor pay the lender's costs 104 and 22 Hawthorne Boulevard, in connection with a defeasance.
              Shoppes at the Meadows,
              Highlands Ranch Village
              Center, Michael's Aurora
              Plaza, Desert
              Professional Plaza, Rio
              Grande Valley Retail
              Portfolio and Meridian
              Place
--------------------------------------------------------------------------------
22            Meridian Place              The Deed of Trust imposes a cap on the
                                          first assumption fee of $50,000 and
                                          cap on the costs and expenses
                                          associated with the first assumption
                                          of $5,000.
--------------------------------------------------------------------------------

Representation #34 - Due-on-Sale

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
5             E Walk on the New 42nd      In addition, transfers which result in
              Street                      a greater than 49% change in ownership
                                          interest of Mortgagor or its managing
                                          member (or the managing member
                                          thereof) to certain specified
                                          "permitted owners" are permitted
                                          without Mortgagee's prior written
                                          consent.
--------------------------------------------------------------------------------
4             The Westchester             The loan documents permit the property
                                          or direct or indirect interests to be
                                          sold to a Permitted Owner (defined as
                                          certain institutions that have
                                          specified net worth tests and other
                                          requirements).
--------------------------------------------------------------------------------
6 and 7       Residence Inn Hotel         Transfers of less than 49% of the
              Portfolio 1 and Residence   equity interests in Mortgagor are
              Inn Hotel Portfolio 2       permitted. Provided that no event of
                                          default has occurred and is
                                          continuing, transfers of more than 49%
                                          of the equity interests in Mortgagor
                                          are permitted upon satisfaction of
                                          certain specified conditions and so
                                          long as (a) prior to any secondary
                                          market transaction, the lender shall
                                          have
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          consented to such transfer, such
                                          consent not to be unreasonably
                                          withheld or delayed, and (b) after any
                                          secondary market transaction,
                                          Mortgagor shall have delivered (or
                                          shall have caused to be delivered) to
                                          lender written confirmation from each
                                          of the rating agencies rating any
                                          securities issued in connection with a
                                          secondary market transaction that such
                                          transfer will not result in a
                                          downgrade, withdrawal or qualification
                                          of any such securities.

                                          Provided that no event of default has
                                          occurred and is continuing, the sale
                                          of all (but not fewer than all) of the
                                          Mortgaged Properties to another party
                                          shall be permitted upon satisfaction
                                          of certain specified conditions and so
                                          long as (a) prior to any secondary
                                          market transaction, the lender shall
                                          have consented to such transfer, such
                                          consent not to be unreasonably
                                          withheld or delayed, and (b) after any
                                          secondary market transaction,
                                          Mortgagor shall have delivered (or
                                          shall have caused to be delivered) to
                                          the lender written confirmation from
                                          each of the rating agencies rating any
                                          securities issued in connection with a
                                          secondary market transaction that such
                                          transfer will not result in a
                                          downgrade, withdrawal or qualification
                                          of any such securities.
--------------------------------------------------------------------------------
3             Financial Square            The loan agreement allows the
                                          mortgaged property and the interests
                                          in the borrower to be transferred
                                          without the consent of the lender
                                          provided that certain requirements set
                                          forth in the loan agreement are
                                          satisfied.
--------------------------------------------------------------------------------

Representation #37 - Tax Parcels

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
86            Oxford Hill Apartments      The mortgaged property will be created
                                          by subdividing an existing parcel and,
                                          consequently, the mortgaged property
                                          will not be a separate tax lot at
                                          closing. The
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          borrower will be required to cause the
                                          mortgaged property to be a separate
                                          tax parcel post-closing. The borrower
                                          is required to make payments into an
                                          escrow account for the purpose of
                                          paying real estate taxes on the entire
                                          parcel.
--------------------------------------------------------------------------------

Representation #39 - Security Interests

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
4             The Westchester             The Mortgage Loan that will be
                                          included in the trust is, together
                                          with another mortgage loan with which
                                          it is pari passu in right of payment,
                                          a senior loan in a multiple loan
                                          structure comprised of multiple
                                          mortgage loans, all of which (whether
                                          or not included in the trust) are
                                          secured by the same mortgage
                                          instrument and are cross-defaulted.

                                          The security interests created by the
                                          UCC financing statement are for the
                                          benefit of the holders of the senior
                                          Mortgage Loan that will be included in
                                          the trust and other mortgage loans
                                          (that will not be included in the
                                          trust) that are part of the related
                                          multiple loan structure.
--------------------------------------------------------------------------------

Representation #43 - Recourse

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
119, 37, Walgreens-Longmont, The related Mortgage Loan documents 120, 86,
Coconut Palms I, Vintage provide for recourse for damages, 101, 16, Park, Oxford
Hill liabilities, expenses or claims in 23, 42, 81, Apartments, 15205 connection with the borrower's 104 and 22 Hawthorne Boulevard, intentional misconduct or gross
              Shoppes at the Meadows,     negligence conduct with respect to
              Highlands Ranch Village     waste.
              Center, Michael's Aurora
              Plaza, Desert
              Professional Plaza, Rio
              Grande Valley Retail
              Portfolio  and Meridian
              Place
--------------------------------------------------------------------------------
86            Oxford Hill Apartments      Blair Properties, LLC (the managing
                                          member of the borrower), Murl G.
                                          Blair, Sr. and Wanda Blair are
                                          indemnitors and
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          guarantors under the loan documents.
                                          Pursuant to the Indemnity, the
                                          Guaranty and the Undertaking and
                                          Indemnity Agreement, the aggregate
                                          liability of Mr. and Mrs. Blair will
                                          not exceed $4,000,000. There is not a
                                          similar limitation on liability for
                                          Blair Properties, LLC.
--------------------------------------------------------------------------------
5             E Walk on the New 42nd      Mortgagor's liability shall not be
              Street                      limited with respect to the payment to
                                          Mortgagee of: (1) amounts to the
                                          extent that Mortgagor or any affiliate
                                          or employee of Mortgagor
                                          misappropriates any insurance or
                                          condemnation proceeds or awards,
                                          security deposits or (2) all loss,
                                          damage and expense as incurred by
                                          Mortgagee and arising from any fraud,
                                          or material misrepresentation by
                                          Mortgagor or any of its affiliates or
                                          any employee or other person
                                          authorized (as evidenced by a
                                          certificate delivered to Mortgagee and
                                          signed by an authorized officer of
                                          Mortgagor) to make statements or
                                          representations on behalf of any of
                                          the foregoing persons.
--------------------------------------------------------------------------------
6 and 7       Residence Inn Hotel         Limitations on recourse against
              Portfolio 1 and Residence   Mortgagor contained in the Mortgage
              Inn Hotel Portfolio 2       Loan documents shall not (a) impair
                                          the right of the lender to bring suit
                                          for and recover against any person any
                                          damages, losses, expenses, liabilities
                                          or costs resulting from fraud, willful
                                          misrepresentation, waste of all or any
                                          portion of any Mortgaged Property, or
                                          wrongful removal or disposal of all or
                                          any portion of any Mortgaged Property
                                          by any person in connection with the
                                          Mortgage Loan documents, (b) impair
                                          the right of the lender to bring suit
                                          for and recover against any person
                                          with respect to any misappropriation
                                          of security deposits or rents
                                          collected more than one (1) month in
                                          advance and (c) impair the right of
                                          the lender to obtain insurance
                                          proceeds or condemnation proceeds due
                                          to the lender pursuant to the Mortgage
                                          Loan documents.
--------------------------------------------------------------------------------

Representation #47 - Operating Statements

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
119, 37, Walgreens-Longmont, The related Mortgage Loan documents 120, 86,
Coconut Palms I, Vintage require annual operating statements 101, 16, Park,
Oxford Hill and rent roll "and such other 23, 42, 104 Apartments, 15205 information as may be requested" and 22 Hawthorne Boulevard,
              Shoppes at the Meadows,
              Highlands Ranch Village
              Center, Michael's Aurora
              Plaza, Desert
              Professional Plaza, Rio
              Grande Valley Retail
              Portfolio and Meridian
              Place
--------------------------------------------------------------------------------

Representation #53 - Origination of the Mortgage Loans

--------------------------------------------------------------------------------
Loan Number           Loan Name                  Description of Exception
--------------------------------------------------------------------------------
107           Alerus Financial Center     The Mortgage Loan was originated by
                                          Key Bank and assigned to Merrill
                                          Lynch.
--------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
   IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

[None.]

                             ANNEX C (TO SCHEDULE I)

          MORTGAGE LOANS COVERED BY SECURED CREDITOR IMPAIRED PROPERTY
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

[None.]

                                  SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                  MLMT 2005 - CIP1 MLML MORTGAGE LOAN SCHEDULE

                                                                      Loan Level
                                                                  Property Level



                                             MORTGAGE
                                               LOAN
LOAN #           PROPERTY NAME                SELLER       PROPERTY TYPE                  ADDRESS
------  -----------------------------------  --------  --------------------  -------------------------------

   1    Glenbrook Square Mall                MLML      Retail                4201 Coldwater Road
   3    Financial Square                     MLML      Office                32 Old Slip
   4    The Westchester                      MLML      Retail                125 Westchester Avenue
   5    E Walk on the New 42nd Street        MLML      Retail                243 West 42nd Street
   6    Residence Inn Hotel Portfolio 1      MLML      Hospitality           Various
 6.01   Residence Inn Fishkill               MLML      Hospitality           14 Schuyler Boulevard
 6.02   Residence Inn Orlando                MLML      Hospitality           7975 Canada Avenue
 6.03   Residence Inn River Plaza            MLML      Hospitality           1701 South University Drive
 6.04   Residence Inn Tyler                  MLML      Hospitality           3303 Troup Highway
   7    Residence Inn Hotel Portfolio 2      MLML      Hospitality           Various
 7.01   Residence Inn Sacramento             MLML      Hospitality           1530 Howe Avenue
 7.02   Residence Inn Wilmington             MLML      Hospitality           240 Chapman Road
 7.03   Residence Inn Providence             MLML      Hospitality           500 Kilvert Street
 7.04   Residence Inn Ann Arbor              MLML      Hospitality           800 Victors Way
   9    San Antonio Portfolio                MLML      Mixed Use             Various
 9.01   SW Junction I & II                   MLML      Retail                101-191 and 217 Southwest
                                                                             Military Drive
 9.02   Countryside Plaza                    MLML      Retail                13402-13442 San Pedro Avenue
 9.03   Village at Ingram Park               MLML      Retail                6420, 6424, 6436, 6450 NW Loop
                                                                             410 & 6511 Ingram Road
 9.04   Ingram Place                         MLML      Retail                3235 Wurzbach Road
 9.05   Windcrest Shopping Center            MLML      Retail                5221 Walzem Road
 9.06   Sonterra Place                       MLML      Retail                18318 Sonterra Place
 9.07   Bulverde Mini-Storage                MLML      Self Storage          30080 US Highway 281 North
 9.08   1310 SW Military Drive               MLML      Retail                1310-1328 Southwest Military
                                                                             Drive
 9.09   Bulverde Market Center               MLML      Retail                30080 US Highway 281 North
 9.10   West Plaza                           MLML      Retail                11825 West Avenue
  10    U-Haul Self Storage Portfolio IV     MLML      Self Storage          Various
 10.01  U-Haul Center Parkslope              MLML      Self Storage          394 4th Avenue
 10.02  U-Haul Ctr Of Utica                  MLML      Self Storage          430 Lomond Place
 10.03  U-Haul Chapman Hwy                   MLML      Self Storage          7200 Chapman Highway
 10.04  U-Haul Ctr Bangor                    MLML      Self Storage          16 Summer Street
 10.05  U-Haul Center Rutland                MLML      Self Storage          270 South Main Street
 10.06  U-Haul Center Of I-45                MLML      Self Storage          16405 North Freeway
 10.07  U-Haul Ctr Colmar                    MLML      Self Storage          250 Bethlehem Pike
 10.08  U-Haul Ct N Bedford                  MLML      Self Storage          415 Mount Pleasant Street
 10.09  U-Haul Beechmont Av                  MLML      Self Storage          8210 Beechmont Avenue
 10.10  U-Haul East Alton                    MLML      Self Storage          553 West Saint Louis Avenue
  14    U-Haul Self Storage Portfolio III    MLML      Self Storage          Various
 14.01  U-Haul Center Stamford               MLML      Self Storage          25 Jefferson Street
 14.02  U-Haul Center Of Woodcreek           MLML      Self Storage          2720 FM 1960 Road East
 14.03  U-Haul Center Spanaway               MLML      Self Storage          15315 Pacific Avenue South
 14.04  U-Haul New Circle                    MLML      Self Storage          1200 East New Circle Road
 14.05  U-Haul Ctr Of Etna                   MLML      Self Storage          1027 William Flynn Highway
 14.06  U-Haul Ct El Paseo                   MLML      Self Storage          1608 El Paseo Road
 14.07  U-Haul Center Of Frazer              MLML      Self Storage          564 Lancaster Avenue
 14.08  U-Haul Ct Westside                   MLML      Self Storage          2234 Highway 80 West
 14.09  U-Haul Carrollton                    MLML      Self Storage          1682 Interstate 35 East
 14.10  U-Haul New Orleans                   MLML      Self Storage          4449 Michoud Boulevard
 14.11  U-Haul Twin City                     MLML      Self Storage          541 Center Street
 14.12  U-Haul Snellsville                   MLML      Self Storage          2161 Hewatt Road
 14.13  U-Haul Center Youngstown             MLML      Self Storage          1033 Mahoning Avenue
 14.14  U-Haul Clinton Hwy                   MLML      Self Storage          4717 Clinton Highway
 14.15  U-Haul Ct Gadsden                    MLML      Self Storage          1707 Kyle Avenue
 14.16  U-Haul Center Lakeland               MLML      Self Storage          1621 North Florida Avenue
 14.17  U-Haul Eastern Blvd                  MLML      Self Storage          365 Eastern Boulevard
 14.18  U-Haul South Main                    MLML      Self Storage          10621 Main Street
 14.19  U-Haul Downtown 1                    MLML      Self Storage          504 East Archer Street
 14.20  U-Haul Ctr 6th St                    MLML      Self Storage          2100 West 6th Avenue
 14.21  U-Haul Center Scranton               MLML      Self Storage          401 North 7th Avenue
  15    Burlington Town Center               MLML      Mixed Use             49 Church Street and 101
                                                                             Cherry Street
  16    Shoppes at the Meadows               MLML      Mixed Use             8330-8375 South Willow Street
  18    U-Haul Self Storage Portfolio II     MLML      Self Storage          Various
 18.01  U-Haul Ctr Normandy                  MLML      Self Storage          5481 Normandy Boulevard
 18.02  U-Haul Ctr Horsham                   MLML      Self Storage          1418 Easton Road
 18.03  U-Haul Center Longview               MLML      Self Storage          364 Oregon Way
 18.04  Springdale U-Haul Center             MLML      Self Storage          806 Twin City Avenue
 18.05  U-Haul Ctr S Cobb                    MLML      Self Storage          2416 South Cobb Drive
 18.06  U-Haul Ctr E Tampa                   MLML      Self Storage          5806 North 56th Street
 18.07  U-Haul Center Up-Town                MLML      Self Storage          4055 North Broadway Street
 18.08  U-Haul Spring Valley                 MLML      Self Storage          8400 Two Notch Road
 18.09  U-Haul Eastbrook                     MLML      Self Storage          3815 28th Street Southeast
 18.10  U-Haul Ct Waterbury                  MLML      Self Storage          169 Meriden Road
 18.11  U-Haul Dixie Hwy                     MLML      Self Storage          4425 Dixie Highway
 18.12  U-Haul Center Mangum Street          MLML      Self Storage          247 South Mangum Street
 18.13  U-Haul Of York                       MLML      Self Storage          1104 Roosevelt Avenue
 18.14  U-Haul Southwest                     MLML      Self Storage          3165 South Westmoreland Road
 18.15  U-Haul Center Killeen                MLML      Self Storage          102 East Veterans
 18.16  U-Haul Center Riverside              MLML      Self Storage          2400 Riverside Drive
 18.17  U-Haul Parsons Ave                   MLML      Self Storage          1211 Parsons Avenue
 18.18  U-Haul Center Holt Avenue            MLML      Self Storage          1512 West Holt
 18.19  U-Haul Downtown 2                    MLML      Self Storage          112-116 Commerce Street
  22    Meridian Place                       MLML      Retail                4423 South Meridian
  23    Highlands Ranch Village Center       MLML      Retail                9579 South University
                                                                             Boulevard
  24    Irvine Village Center                MLML      Retail                15415-15475 Jeffrey Road
  28    Sheraton Suites - Akron              MLML      Hospitality           1989 Front Street
  31    Southpointe Hilton Garden Inn        MLML      Hospitality           1000 Corporate Drive
  34    Lake Shore Plaza                     MLML      Mixed Use             601 Portion Road
  36    Hilton Garden Inn - Norwalk          MLML      Hospitality           560 Main Avenue
  37    Coconut Palms I                      MLML      Multifamily           4618 Middlebrook Road
  41    Hilton Garden Inn - Shelton          MLML      Hospitality           25 Old Stratford Road
  42    Michael's Aurora Plaza               MLML      Retail                15001-15297 East Mississippi
                                                                             Avenue
  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio             MLML      Multifamily           Various
 48.01  Tierra Rica Apartments               MLML      Multifamily           3225 West Ina Road
 48.02  Rolling Greens Apartments            MLML      Multifamily           3201 West Ina Road
  59    Holiday Inn - Sarasota               MLML      Hospitality           6231 Lake Osprey Drive
  64    Roselle Commons                      MLML      Retail                711 East 1st Street
  72    Haines City Mall                     MLML      Retail                600 U.S. Highway 17-92
  73    Broadway Central                     MLML      Retail                550 Broadway & 525-575 Lincoln
                                                                             Street
  77    1255 Broad Street                    MLML      Office                1255 Broad Street
  78    Faunce Corner                        MLML      Office                500 Faunce Corner Road
  81    Desert Professional Plaza            MLML      Office                2225 East Flamingo Road
  82    Golden Pond Apartments               MLML      Multifamily           4120 South Hillcrest Avenue
  85    1000 Franklin Ave                    MLML      Office                1000 Franklin Avenue
  86    Oxford Hill Apartments               MLML      Multifamily           725 Rosewood Drive
  87    Fairfield Inn - Sarasota             MLML      Hospitality           6105 Exchange Way
  88    La Quinta - Valdosta                 MLML      Hospitality           1800 Club House Drive
  90    Lake Mead Promenade Shopping Center  MLML      Retail                6430-6450 West Lake Mead
                                                                             Boulevard
  95    Yucaipa Valley Commercial Center     MLML      Retail                33720-33730 Yucaipa Boulevard
  101   15205 Hawthorne Blvd.                MLML      Retail                15205-15215 Hawthorne
                                                                             Boulevard
  102   Parkway Plaza Office Building        MLML      Office                23945 Calabasas Road
  104   Rio Grande Valley Retail Portfolio   MLML      Various               Various
104.01  Mission Town Center                  MLML      Retail                2204 North Conway Avenue
104.02  Weslaco Town Center                  MLML      Retail                2017 West Expressway 83
104.03  San Juan Town Center                 MLML      Retail                106 East Ferguson Avenue
104.04  Weslaco Airport Medical Center       MLML      Office                1525 East 6th Street
  105   University Center South              MLML      Retail                4317 University Boulevard South
  107   Alerus Financial Center              MLML      Office                15 Broadway Street
  111   CVS - Chester                        MLML      Retail                102-116 North Pottstown Pike
  114   6860 Cortona Drive                   MLML      Industrial            6860 Cortona Drive
  116   MacDonald Corporate Center           MLML      Office                1700 West Horizon Ridge Parkway
  117   Safeway Marketplace                  MLML      Retail                8196 & 8110 County Road 13
  118   Village Park at Brookhaven           MLML      Mixed Use             1441 Dresden Drive
  119   Walgreen's - Longmont                MLML      Retail                1041 Main Street
  120   Vintage Park                         MLML      Multifamily           418 Mockingbird Lane
  127   Hillside Village MHP                 MLML      Manufactured Housing  2224 Highway 87 East

                                                                                                ZIP    CUTOFF BALANCE
LOAN #           PROPERTY NAME                        CITY                COUNTY      STATE    CODE     (8/1/2005)
------  -----------------------------------  ----------------------  --------------  -------  -------  --------------

   1    Glenbrook Square Mall                Fort Wayne              Allen           IN        46805   187,796,150.62
   3    Financial Square                     New York                New York        NY        10005   130,000,000.00
   4    The Westchester                      White Plains            Westchester     NY        10601   100,000,000.00
   5    E Walk on the New 42nd Street        New York                New York        NY        10036    77,500,000.00
   6    Residence Inn Hotel Portfolio 1      Various                 Various         Various  Various   50,200,000.00
 6.01   Residence Inn Fishkill               Fishkill                Dutchess        NY        12524    17,382,686.57
 6.02   Residence Inn Orlando                Orlando                 Orange          FL        32819    14,685,373.13
 6.03   Residence Inn River Plaza            Fort Worth              Tarrant         TX        76107    11,388,656.72
 6.04   Residence Inn Tyler                  Tyler                   Smith           TX        75701     6,743,283.58
   7    Residence Inn Hotel Portfolio 2      Various                 Various         Various  Various   43,490,000.00
 7.01   Residence Inn Sacramento             Sacramento              Sacramento      CA        95825    15,596,413.79
 7.02   Residence Inn Wilmington             Newark                  New Castle      DE        19702    11,622,327.59
 7.03   Residence Inn Providence             Warwick                 Kent            RI        02886     8,548,034.48
 7.04   Residence Inn Ann Arbor              Ann Arbor               Washtenaw       MI        48108     7,723,224.14
   9    San Antonio Portfolio                Various                 Various         TX       Various   39,800,000.00
 9.01   SW Junction I & II                   San Antonio             Bexar           TX        78221    10,580,620.30

 9.02   Countryside Plaza                    San Antonio             Bexar           TX        78216     9,277,210.56
 9.03   Village at Ingram Park               Sand Antonio            Bexar           TX        78238     5,520,323.64

 9.04   Ingram Place                         San Antonio             Bexar           TX        78238     4,216,913.89
 9.05   Windcrest Shopping Center            San Antonio             Bexar           TX        78218     2,990,175.30
 9.06   Sonterra Place                       San Antonio             Bexar           TX        78258     2,951,839.72
 9.07   Bulverde Mini-Storage                Bulverde                Comal           TX        78163     1,341,745.33
 9.08   1310 SW Military Drive               San Antonio             Bexar           TX        78221     1,226,738.59

 9.09   Bulverde Market Center               Bulverde                Comal           TX        78163       851,049.89
 9.10   West Plaza                           San Antonio             Bexar           TX        78216       843,382.78
  10    U-Haul Self Storage Portfolio IV     Various                 Various         Various  Various   36,263,715.86
 10.01  U-Haul Center Parkslope              Brooklyn                Kings           NY        11215    27,426,211.33
 10.02  U-Haul Ctr Of Utica                  Utica                   Oneida          NY        13502     1,871,705.23
 10.03  U-Haul Chapman Hwy                   Knoxville               Knoxville       TN        37920     1,241,437.14
 10.04  U-Haul Ctr Bangor                    Bangor                  Penobscot       ME        04401       977,870.49
 10.05  U-Haul Center Rutland                Rutland                 Rutland         VT        05701       962,591.26
 10.06  U-Haul Center Of I-45                Houston                 Harris          TX        77090       924,393.20
 10.07  U-Haul Ctr Colmar                    Colmar                  Montgomery      PA        18915       840,357.45
 10.08  U-Haul Ct N Bedford                  New Bedford             Bristol         MA        02746       762,433.40
 10.09  U-Haul Beechmont Av                  Cincinnati              Hamilton        OH        45255       664,646.35
 10.10  U-Haul East Alton                    East Alton              Madison         IL        62024       592,070.02
  14    U-Haul Self Storage Portfolio III    Various                 Various         Various  Various   26,348,191.54
 14.01  U-Haul Center Stamford               Stamford                Fairfield       CT        06902     3,311,746.02
 14.02  U-Haul Center Of Woodcreek           Houston                 Harris          TX        77073     2,519,319.21
 14.03  U-Haul Center Spanaway               Tacoma                  Pierce          WA        98444     2,093,202.90
 14.04  U-Haul New Circle                    Lexington               Fayette         KY        40505     1,988,542.76
 14.05  U-Haul Ctr Of Etna                   Glenshaw                Allegheny       PA        15116     1,599,805.08
 14.06  U-Haul Ct El Paseo                   Las Cruces              Dona Ana        NM        88001     1,412,911.96
 14.07  U-Haul Center Of Frazer              Malvern                 Chester         PA        19355     1,364,319.75
 14.08  U-Haul Ct Westside                   Jackson                 Hines           MS        39204     1,255,921.74
 14.09  U-Haul Carrollton                    Carrollton              Dallas          TX        75006     1,248,446.02
 14.10  U-Haul New Orleans                   New Orleans             Orleans         LA        70129     1,196,115.94
 14.11  U-Haul Twin City                     Auburn                  Androscoggin    ME        04210     1,106,407.25
 14.12  U-Haul Snellsville                   Snellville              Gwinnett        GA        30039       971,844.20
 14.13  U-Haul Center Youngstown             Youngstown              Mahoning        OH        44502       859,708.34
 14.14  U-Haul Clinton Hwy                   Knoxville               Knoxville       TN        37912       859,708.34
 14.15  U-Haul Ct Gadsden                    Gadsden                 Etowah          AL        35901       747,572.47
 14.16  U-Haul Center Lakeland               Lakeland                Polk            FL        33805       747,572.47
 14.17  U-Haul Eastern Blvd                  Jeffersonville          Clark           IN        47129       717,669.57
 14.18  U-Haul South Main                    Houston                 Harris          TX        77025       702,718.12
 14.19  U-Haul Downtown 1                    Tulsa                   Tulsa           OK        74120       616,747.28
 14.20  U-Haul Ctr 6th St                    Amarillo                Potter          TX        79106       598,057.97
 14.21  U-Haul Center Scranton               Scranton                Lackawanna      PA        18503       429,854.17
  15    Burlington Town Center               Burlington              Chittenden      VT        05401    26,000,000.00

  16    Shoppes at the Meadows               Lone Tree               Douglas         CO        80124    25,000,000.00
  18    U-Haul Self Storage Portfolio II     Various                 Various         Various  Various   24,241,055.24
 18.01  U-Haul Ctr Normandy                  Jacksonville            Duval           FL        32205     2,415,187.91
 18.02  U-Haul Ctr Horsham                   Horsham                 Montgomery      PA        19044     2,080,777.27
 18.03  U-Haul Center Longview               Longview                Cowlitz         WA        98632     1,790,954.72
 18.04  Springdale U-Haul Center             Springdale              Washington      AR        72764     1,746,366.64
 18.05  U-Haul Ctr S Cobb                    Smyrna                  Cobb            GA        30080     1,690,631.53
 18.06  U-Haul Ctr E Tampa                   Tampa                   Hillsborough    FL        33610     1,560,582.96
 18.07  U-Haul Center Up-Town                Chicago                 Cook            IL        60613     1,486,269.48
 18.08  U-Haul Spring Valley                 Columbia                Richland        SC        29223     1,449,112.74
 18.09  U-Haul Eastbrook                     Grand Rapids            Kent            MI        49512     1,211,309.63
 18.10  U-Haul Ct Waterbury                  Waterbury               New Haven       CT        06705     1,122,133.46
 18.11  U-Haul Dixie Hwy                     Elsmere                 Kenton          KY        41018     1,070,114.03
 18.12  U-Haul Center Mangum Street          Durham                  Durham          NC        27701       984,653.53
 18.13  U-Haul Of York                       York                    York            PA        17404       966,075.16
 18.14  U-Haul Southwest                     Dallas                  Dallas          TX        75233       966,075.16
 18.15  U-Haul Center Killeen                Killeen                 Bell            TX        76541       928,918.43
 18.16  U-Haul Center Riverside              Danville                Danville City   VA        24540       928,918.43
 18.17  U-Haul Parsons Ave                   Columbus                Franklin        OH        43206       750,566.09
 18.18  U-Haul Center Holt Avenue            Pomona                  Los Angeles     CA        91768       587,076.45
 18.19  U-Haul Downtown 2                    Johnson City            Washington      TN        37604       505,331.62
  22    Meridian Place                       Puyallup                Pierce          WA        98373    22,400,000.00
  23    Highlands Ranch Village Center       Littleton               Douglas         CO        80126    21,000,000.00

  24    Irvine Village Center                Irvine                  Orange          CA        92618    20,400,000.00
  28    Sheraton Suites - Akron              Cuyahoga Falls          Summit          OH        44221    18,000,000.00
  31    Southpointe Hilton Garden Inn        Canonsburg              Washington      PA        15317    17,000,000.00
  34    Lake Shore Plaza                     Lake Ronkonkoma         Suffolk         NY        11779    15,360,000.00
  36    Hilton Garden Inn - Norwalk          Norwalk                 Fairfield       CT        06851    14,580,739.39
  37    Coconut Palms I                      Orlando                 Orange          FL        32811    13,985,297.14
  41    Hilton Garden Inn - Shelton          Shelton                 Fairfield       CT        06484    12,283,739.13
  42    Michael's Aurora Plaza               Aurora                  Arapahoe        CO        80012    12,160,000.00

  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio             Tucson                  Pima            AZ        85741    10,100,000.00
 48.01  Tierra Rica Apartments               Tucson                  Pima            AZ        85741     5,432,575.76
 48.02  Rolling Greens Apartments            Tucson                  Pima            AZ        85741     4,667,424.24
  59    Holiday Inn - Sarasota               Sarasota                Manatee         FL        34240     8,500,000.00
  64    Roselle Commons                      Roselle                 Union           NJ        07203     8,000,000.00
  72    Haines City Mall                     Haines City             Polk            FL        33844     7,400,000.00
  73    Broadway Central                     Denver                  Denver          CO        80203     7,150,000.00

  77    1255 Broad Street                    Bloomfield              Essex           NJ        07003     6,650,000.00
  78    Faunce Corner                        Dartmouth               Bristol         MA        02747     6,618,286.68
  81    Desert Professional Plaza            Las Vegas               Clark           NV        89119     6,400,000.00
  82    Golden Pond Apartments               Springfield             Greene          MO        65807     6,240,000.00
  85    1000 Franklin Ave                    Garden City             Nassau          NY        11530     5,700,000.00
  86    Oxford Hill Apartments               Taylor Mill             Kenton          KY        41015     5,500,000.00
  87    Fairfield Inn - Sarasota             Bradenton               Manatee         FL        34202     5,500,000.00
  88    La Quinta - Valdosta                 Valdosta                Lowndes         GA        31601     5,442,837.97
  90    Lake Mead Promenade Shopping Center  Las Vegas               Clark           NV        89108     5,400,000.00

  95    Yucaipa Valley Commercial Center     Yucaipa                 San Bernardino  CA        92399     5,000,000.00
  101   15205 Hawthorne Blvd.                Lawndale                Los Angeles     CA        90260     4,780,097.94

  102   Parkway Plaza Office Building        Calabasas               Los Angeles     CA        91302     4,750,000.00
  104   Rio Grande Valley Retail Portfolio   Various                 Hidalgo         TX       Various    4,615,681.46
104.01  Mission Town Center                  Mission                 Hidalgo         TX        78572     1,496,977.77
104.02  Weslaco Town Center                  Weslaco                 Hidalgo         TX        78596     1,447,078.51
104.03  San Juan Town Center                 San Juan                Hidalgo         TX        78589     1,297,380.74
104.04  Weslaco Airport Medical Center       Weslaco                 Hidalgo         TX        78596       374,244.44
  105   University Center South              Jacksonville            Duval           FL        32216     4,600,000.00
  107   Alerus Financial Center              Fargo                   Cass            ND        58102     4,450,000.00
  111   CVS - Chester                        Upper Uwchlan Township  Chester         PA        19341     4,000,000.00
  114   6860 Cortona Drive                   Goleta                  Santa Barbara   CA        93117     3,885,000.00
  116   MacDonald Corporate Center           Henderson               Clark           NV        89012     3,805,000.00
  117   Safeway Marketplace                  Firestone               Weld            CO        80504     3,792,242.23
  118   Village Park at Brookhaven           Atlanta                 DeKalb          GA        30319     3,571,506.54
  119   Walgreen's - Longmont                Longmont                Boulder         CO        80501     3,468,594.75
  120   Vintage Park                         Nixa                    Christian       MO        65714     3,296,759.50
  127   Hillside Village MHP                 Billings                Yellowstone     MT        59101     2,295,823.13

                                                ORIGINAL      IO MONTHLY    IO ANNUAL    MONTHLY P&I
LOAN #              PROPERTY NAME                BALANCE     DEBT SERVICE  DEBT SERVICE  DEBT SERVICE
------  -----------------------------------  --------------  ------------  ------------  ------------

   1    Glenbrook Square Mall                188,000,000.00                                999,355.19
   3    Financial Square                     130,000,000.00    527,881.25  6,334,575.00
   4    The Westchester                      100,000,000.00    396,270.02  4,755,240.28
   5    E Walk on the New 42nd Street         77,500,000.00    304,287.07  3,651,444.79
   6    Residence Inn Hotel Portfolio 1       50,200,000.00    225,538.32  2,706,459.79    302,824.79
 6.01   Residence Inn Fishkill                17,382,686.57
 6.02   Residence Inn Orlando                 14,685,373.13
 6.03   Residence Inn River Plaza             11,388,656.72
 6.04   Residence Inn Tyler                    6,743,283.58
   7    Residence Inn Hotel Portfolio 2       43,490,000.00    195,391.66  2,344,699.93    262,347.61
 7.01   Residence Inn Sacramento              15,596,413.79
 7.02   Residence Inn Wilmington              11,622,327.59
 7.03   Residence Inn Providence               8,548,034.48
 7.04   Residence Inn Ann Arbor                7,723,224.14
   9    San Antonio Portfolio                 39,800,000.00    190,935.89  2,291,230.72    230,444.80
 9.01   SW Junction I & II                    10,580,620.30

 9.02   Countryside Plaza                      9,277,210.56
 9.03   Village at Ingram Park                 5,520,323.64

 9.04   Ingram Place                           4,216,913.89
 9.05   Windcrest Shopping Center              2,990,175.30
 9.06   Sonterra Place                         2,951,839.72
 9.07   Bulverde Mini-Storage                  1,341,745.33
 9.08   1310 SW Military Drive                 1,226,738.59
 9.09   Bulverde Market Center                   851,049.89

 9.10   West Plaza                               843,382.78
  10    U-Haul Self Storage Portfolio IV      36,313,000.00                                226,957.59
 10.01  U-Haul Center Parkslope               27,463,484.87
 10.02  U-Haul Ctr Of Utica                    1,874,248.97
 10.03  U-Haul Chapman Hwy                     1,243,124.32
 10.04  U-Haul Ctr Bangor                        979,199.46
 10.05  U-Haul Center Rutland                    963,899.47
 10.06  U-Haul Center Of I-45                    925,649.49
 10.07  U-Haul Ctr Colmar                        841,499.54
 10.08  U-Haul Ct N Bedford                      763,469.58
 10.09  U-Haul Beechmont Av                      665,549.63
 10.10  U-Haul East Alton                        592,874.67
  14    U-Haul Self Storage Portfolio III     26,384,000.00                                164,900.98
 14.01  U-Haul Center Stamford                 3,316,246.84
 14.02  U-Haul Center Of Woodcreek             2,522,743.08
 14.03  U-Haul Center Spanaway                 2,096,047.67
 14.04  U-Haul New Circle                      1,991,245.28
 14.05  U-Haul Ctr Of Etna                     1,601,979.29
 14.06  U-Haul Ct El Paseo                     1,414,832.17
 14.07  U-Haul Center Of Frazer                1,366,173.93
 14.08  U-Haul Ct Westside                     1,257,628.60
 14.09  U-Haul Carrollton                      1,250,142.72
 14.10  U-Haul New Orleans                     1,197,741.52
 14.11  U-Haul Twin City                       1,107,910.91
 14.12  U-Haul Snellsville                       973,164.99
 14.13  U-Haul Center Youngstown                 860,876.72
 14.14  U-Haul Clinton Hwy                       860,876.72
 14.15  U-Haul Ct Gadsden                        748,588.45
 14.16  U-Haul Center Lakeland                   748,588.45
 14.17  U-Haul Eastern Blvd                      718,644.91
 14.18  U-Haul South Main                        703,673.15
 14.19  U-Haul Downtown 1                        617,585.47
 14.20  U-Haul Ctr 6th St                        598,870.76
 14.21  U-Haul Center Scranton                   430,438.36
  15    Burlington Town Center                26,000,000.00    110,492.60  1,325,911.17

  16    Shoppes at the Meadows                25,000,000.00    115,519.97  1,386,239.58    141,461.39
  18    U-Haul Self Storage Portfolio II      24,274,000.00                                151,713.40
 18.01  U-Haul Ctr Normandy                    2,418,470.26
 18.02  U-Haul Ctr Horsham                     2,083,605.15
 18.03  U-Haul Center Longview                 1,793,388.72
 18.04  Springdale U-Haul Center               1,748,740.04
 18.05  U-Haul Ctr S Cobb                      1,692,929.18
 18.06  U-Haul Ctr E Tampa                     1,562,703.86
 18.07  U-Haul Center Up-Town                  1,488,289.39
 18.08  U-Haul Spring Valley                   1,451,082.16
 18.09  U-Haul Eastbrook                       1,212,955.86
 18.10  U-Haul Ct Waterbury                    1,123,658.49
 18.11  U-Haul Dixie Hwy                       1,071,568.36
 18.12  U-Haul Center Mangum Street              985,991.72
 18.13  U-Haul Of York                           967,388.11
 18.14  U-Haul Southwest                         967,388.11
 18.15  U-Haul Center Killeen                    930,180.87
 18.16  U-Haul Center Riverside                  930,180.87
 18.17  U-Haul Parsons Ave                       751,586.14
 18.18  U-Haul Center Holt Avenue                587,874.31
 18.19  U-Haul Downtown 2                        506,018.39
  22    Meridian Place                        22,400,000.00    102,464.96  1,229,579.56    125,978.72
  23    Highlands Ranch Village Center        21,000,000.00     92,618.75  1,111,425.00    115,572.88

  24    Irvine Village Center                 20,400,000.00     88,765.97  1,065,191.67    111,389.35
  28    Sheraton Suites - Akron               18,000,000.00                                112,630.82
  31    Southpointe Hilton Garden Inn         17,000,000.00                                 99,748.02
  34    Lake Shore Plaza                      15,360,000.00     67,224.89    806,698.67     84,153.76
  36    Hilton Garden Inn - Norwalk           14,600,000.00                                 92,556.67
  37    Coconut Palms I                       14,000,000.00                                 75,583.42
  41    Hilton Garden Inn - Shelton           12,300,000.00                                 77,893.78
  42    Michael's Aurora Plaza                12,160,000.00     53,879.30    646,551.59     67,104.29

  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio              10,100,000.00                                 55,872.71
 48.01  Tierra Rica Apartments                 5,432,575.76
 48.02  Rolling Greens Apartments              4,667,424.24
  59    Holiday Inn - Sarasota                 8,500,000.00                                 48,930.79
  64    Roselle Commons                        8,000,000.00     36,432.41    437,188.89
  72    Haines City Mall                       7,400,000.00                                 41,207.50
  73    Broadway Central                       7,150,000.00     31,715.71    380,588.54     39,482.56

  77    1255 Broad Street                      6,650,000.00     30,773.26    369,279.12     37,662.06
  78    Faunce Corner                          6,625,000.00                                 36,378.60
  81    Desert Professional Plaza              6,400,000.00     27,577.78    330,933.33     34,748.79
  82    Golden Pond Apartments                 6,240,000.00                                 34,845.01
  85    1000 Franklin Ave                      5,700,000.00     25,197.17    302,366.00     31,412.09
  86    Oxford Hill Apartments                 5,500,000.00     24,208.50    290,501.98     30,233.38
  87    Fairfield Inn - Sarasota               5,500,000.00                                 31,661.10
  88    La Quinta - Valdosta                   5,450,000.00                                 34,616.41
  90    Lake Mead Promenade Shopping Center    5,400,000.00     23,930.31    287,163.75     29,802.28

  95    Yucaipa Valley Commercial Center       5,000,000.00                                 27,301.31
  101   15205 Hawthorne Blvd.                  4,800,000.00                                 27,103.48

  102   Parkway Plaza Office Building          4,750,000.00     20,905.33    250,863.99
  104   Rio Grande Valley Retail Portfolio     4,625,000.00                                 26,437.52
104.01  Mission Town Center                    1,500,000.00
104.02  Weslaco Town Center                    1,450,000.00
104.03  San Juan Town Center                   1,300,000.00
104.04  Weslaco Airport Medical Center           375,000.00
  105   University Center South                4,600,000.00     20,793.17    249,518.06     25,687.03
  107   Alerus Financial Center                4,450,000.00                                 24,628.22
  111   CVS - Chester                          4,000,000.00                                 23,026.26
  114   6860 Cortona Drive                     3,885,000.00                                 21,414.63
  116   MacDonald Corporate Center             3,805,000.00                                 23,082.84
  117   Safeway Marketplace                    3,800,000.00                                 21,575.98
  118   Village Park at Brookhaven             3,575,000.00                                 19,963.29
  119   Walgreen's - Longmont                  3,472,000.00                                 19,355.71
  120   Vintage Park                           3,300,000.00                                 18,386.58
  127   Hillside Village MHP                   2,300,000.00                                 13,838.50

                                                                       PRIMARY     MASTER   TRUSTEE &
                                               ANNUAL P&I   INTEREST  SERVICING  SERVICING   PAYING
LOAN #              PROPERTY NAME             DEBT SERVICE  RATE (%)   FEE RATE   FEE RATE  AGENT FEE
------  -----------------------------------  -------------  --------  ---------  ---------  ---------

   1    Glenbrook Square Mall                11,992,262.28    4.9139    0.01000    0.02000    0.00110
   3    Financial Square                                      4.8060    0.01000    0.02000    0.00110
   4    The Westchester                                       4.6901    0.02000    0.01000    0.00110
   5    E Walk on the New 42nd Street                         4.6470    0.01000    0.02000    0.00110
   6    Residence Inn Hotel Portfolio 1       3,633,897.48    5.3175    0.01000    0.02000    0.00110
 6.01   Residence Inn Fishkill
 6.02   Residence Inn Orlando
 6.03   Residence Inn River Plaza
 6.04   Residence Inn Tyler
   7    Residence Inn Hotel Portfolio 2       3,148,171.32    5.3175    0.01000    0.02000    0.00110
 7.01   Residence Inn Sacramento
 7.02   Residence Inn Wilmington
 7.03   Residence Inn Providence
 7.04   Residence Inn Ann Arbor
   9    San Antonio Portfolio                 2,765,337.60    5.6780    0.01000    0.02000    0.00110
 9.01   SW Junction I & II

 9.02   Countryside Plaza
 9.03   Village at Ingram Park

 9.04   Ingram Place
 9.05   Windcrest Shopping Center
 9.06   Sonterra Place
 9.07   Bulverde Mini-Storage
 9.08   1310 SW Military Drive
 9.09   Bulverde Market Center

 9.10   West Plaza
  10    U-Haul Self Storage Portfolio IV      2,723,491.08    5.6820    0.01000    0.02000    0.00110
 10.01  U-Haul Center Parkslope
 10.02  U-Haul Ctr Of Utica
 10.03  U-Haul Chapman Hwy
 10.04  U-Haul Ctr Bangor
 10.05  U-Haul Center Rutland
 10.06  U-Haul Center Of I-45
 10.07  U-Haul Ctr Colmar
 10.08  U-Haul Ct N Bedford
 10.09  U-Haul Beechmont Av
 10.10  U-Haul East Alton
  14    U-Haul Self Storage Portfolio III     1,978,811.76    5.6820    0.01000    0.02000    0.00110
 14.01  U-Haul Center Stamford
 14.02  U-Haul Center Of Woodcreek
 14.03  U-Haul Center Spanaway
 14.04  U-Haul New Circle
 14.05  U-Haul Ctr Of Etna
 14.06  U-Haul Ct El Paseo
 14.07  U-Haul Center Of Frazer
 14.08  U-Haul Ct Westside
 14.09  U-Haul Carrollton
 14.10  U-Haul New Orleans
 14.11  U-Haul Twin City
 14.12  U-Haul Snellsville
 14.13  U-Haul Center Youngstown
 14.14  U-Haul Clinton Hwy
 14.15  U-Haul Ct Gadsden
 14.16  U-Haul Center Lakeland
 14.17  U-Haul Eastern Blvd
 14.18  U-Haul South Main
 14.19  U-Haul Downtown 1
 14.20  U-Haul Ctr 6th St
 14.21  U-Haul Center Scranton
  15    Burlington Town Center                                5.0298    0.01000    0.02000    0.00110

  16    Shoppes at the Meadows                1,697,536.68    5.4690    0.01000    0.02000    0.00110
  18    U-Haul Self Storage Portfolio II      1,820,560.80    5.6820    0.01000    0.02000    0.00110
 18.01 U-Haul Ctr Normandy 18.02 U-Haul Ctr Horsham 18.03 U-Haul Center Longview
 18.04 Springdale U-Haul Center 18.05 U-Haul Ctr S Cobb 18.06 U-Haul Ctr E Tampa
 18.07 U-Haul Center Up-Town 18.08 U-Haul Spring Valley 18.09 U-Haul Eastbrook
 18.10 U-Haul Ct Waterbury 18.11 U-Haul Dixie Hwy 18.12 U-Haul Center Mangum
 Street 18.13 U-Haul Of York 18.14 U-Haul Southwest 18.15 U-Haul Center Killeen
 18.16 U-Haul Center Riverside 18.17 U-Haul Parsons Ave 18.18 U-Haul Center Holt
 Avenue 18.19 U-Haul Downtown 2
  22    Meridian Place                        1,511,744.64    5.4140    0.01000    0.02000    0.00110
  23    Highlands Ranch Village Center        1,386,874.56    5.2200    0.01000    0.02000    0.00110

  24    Irvine Village Center                 1,336,672.20    5.1500    0.01000    0.02000    0.00110
  28    Sheraton Suites - Akron               1,351,569.84    5.6940    0.01000    0.02000    0.00110
  31    Southpointe Hilton Garden Inn         1,196,976.24    5.8000    0.01000    0.02000    0.00110
  34    Lake Shore Plaza                      1,009,845.12    5.1800    0.01000    0.02000    0.00110
  36    Hilton Garden Inn - Norwalk           1,110,680.04    5.8300    0.01000    0.02000    0.00110
  37    Coconut Palms I                         907,001.04    5.0500    0.01000    0.02000    0.00110
  41    Hilton Garden Inn - Shelton             934,725.36    5.8190    0.01000    0.02000    0.00110
  42    Michael's Aurora Plaza                  805,251.48    5.2442    0.01000    0.02000    0.00110

  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio                670,472.52    5.2660    0.01000    0.02000    0.00110
 48.01  Tierra Rica Apartments
 48.02  Rolling Greens Apartments
  59    Holiday Inn - Sarasota                  587,169.48    5.6250    0.01000    0.02000    0.00110
  64    Roselle Commons                                       5.3900    0.01000    0.02000    0.00110
  72    Haines City Mall                        494,490.00    5.3250    0.01000    0.02000    0.00110
  73    Broadway Central                        473,790.72    5.2500    0.01000    0.02000    0.00110

  77    1255 Broad Street                       451,944.72    5.4770    0.01000    0.02000    0.00110
  78    Faunce Corner                           436,543.20    5.2000    0.01000    0.02000    0.00110
  81    Desert Professional Plaza               416,985.48    5.1000    0.01000    0.02000    0.00110
  82    Golden Pond Apartments                  418,140.12    5.3500    0.01000    0.02000    0.00110
  85    1000 Franklin Ave                       376,945.08    5.2320    0.01000    0.02000    0.00110
  86    Oxford Hill Apartments                  362,800.56    5.2095    0.01000    0.02000    0.00110
  87    Fairfield Inn - Sarasota                379,933.20    5.6250    0.01000    0.02000    0.00110
  88    La Quinta - Valdosta                    415,396.92    5.8500    0.01000    0.02000    0.00110
  90    Lake Mead Promenade Shopping Center     357,627.36    5.2450    0.01000    0.02000    0.00110

  95    Yucaipa Valley Commercial Center        327,615.72    5.1500    0.01000    0.02000    0.00110
  101   15205 Hawthorne Blvd.                   325,241.76    5.4500    0.01000    0.02000    0.00110

  102   Parkway Plaza Office Building                         5.2090    0.01000    0.02000    0.00110
  104   Rio Grande Valley Retail Portfolio      317,250.24    5.5610    0.01000    0.02000    0.00110
104.01  Mission Town Center
104.02  Weslaco Town Center
104.03  San Juan Town Center
104.04  Weslaco Airport Medical Center
  105   University Center South                 308,244.36    5.3500    0.01000    0.02000    0.00110
  107   Alerus Financial Center                 295,538.64    5.2700    0.01000    0.02000    0.00110
  111   CVS - Chester                           276,315.12    5.6250    0.01000    0.02000    0.00110
  114   6860 Cortona Drive                      256,975.56    5.2340    0.01000    0.02000    0.00110
  116   MacDonald Corporate Center              276,994.08    5.3750    0.01000    0.02000    0.00110
  117   Safeway Marketplace                     258,911.76    5.5000    0.01000    0.02000    0.00110
  118   Village Park at Brookhaven              239,559.48    5.3500    0.01000    0.02000    0.00110
  119   Walgreen's - Longmont                   232,268.52    5.3350    0.01000    0.02000    0.00110
  120   Vintage Park                            220,638.96    5.3300    0.01000    0.02000    0.00110
  127   Hillside Village MHP                    166,062.00    6.0330    0.01000    0.02000    0.00110

                                              SUB-
                                            SERVICING
                                              FEE     ADMIN.   NET MORTGAGE    ACCRUAL          REMAINING
LOAN #            PROPERTY NAME               RATE     FEE     INTEREST RATE     TYPE     TERM    TERM
------  -----------------------------------  -------  -------  -------------  ----------  ----  ---------

   1    Glenbrook Square Mall                         0.03110         4.8828  Actual/360    60         59
   3    Financial Square                              0.03110         4.7749  Actual/360    84         83
   4    The Westchester                               0.03110          4.659  Actual/360    60         58
   5    E Walk on the New 42nd Street                 0.03110         4.6159  Actual/360    84         84
   6    Residence Inn Hotel Portfolio 1               0.03110         5.2864  Actual/360   120        119
 6.01   Residence Inn Fishkill
 6.02   Residence Inn Orlando
 6.03   Residence Inn River Plaza
 6.04   Residence Inn Tyler
   7    Residence Inn Hotel Portfolio 2               0.03110         5.2864  Actual/360   120        119
 7.01   Residence Inn Sacramento
 7.02   Residence Inn Wilmington
 7.03   Residence Inn Providence
 7.04   Residence Inn Ann Arbor
   9    San Antonio Portfolio                0.10000  5.80800         5.5469  Actual/360   120        119
 9.01   SW Junction I & II

 9.02   Countryside Plaza
 9.03   Village at Ingram Park

 9.04   Ingram Place
 9.05   Windcrest Shopping Center
 9.06   Sonterra Place
 9.07   Bulverde Mini-Storage
 9.08   1310 SW Military Drive

 9.09   Bulverde Market Center
 9.10   West Plaza
  10    U-Haul Self Storage Portfolio IV              0.03110         5.6509  Actual/360   120        119
 10.01  U-Haul Center Parkslope
 10.02  U-Haul Ctr Of Utica
 10.03  U-Haul Chapman Hwy
 10.04  U-Haul Ctr Bangor
 10.05  U-Haul Center Rutland
 10.06  U-Haul Center Of I-45
 10.07  U-Haul Ctr Colmar
 10.08  U-Haul Ct N Bedford
 10.09  U-Haul Beechmont Av
 10.10  U-Haul East Alton
  14    U-Haul Self Storage Portfolio III             0.03110         5.6509  Actual/360   120        119
 14.01  U-Haul Center Stamford
 14.02  U-Haul Center Of Woodcreek
 14.03  U-Haul Center Spanaway
 14.04  U-Haul New Circle
 14.05  U-Haul Ctr Of Etna
 14.06  U-Haul Ct El Paseo
 14.07  U-Haul Center Of Frazer
 14.08  U-Haul Ct Westside
 14.09  U-Haul Carrollton
 14.10  U-Haul New Orleans
 14.11  U-Haul Twin City
 14.12  U-Haul Snellsville
 14.13  U-Haul Center Youngstown
 14.14  U-Haul Clinton Hwy
 14.15  U-Haul Ct Gadsden
 14.16  U-Haul Center Lakeland
 14.17  U-Haul Eastern Blvd
 14.18  U-Haul South Main
 14.19  U-Haul Downtown 1
 14.20  U-Haul Ctr 6th St
 14.21  U-Haul Center Scranton
  15    Burlington Town Center                        0.03110         4.9987  Actual/360    60         59

  16    Shoppes at the Meadows                        0.03110         5.4379  Actual/360   120        119
  18    U-Haul Self Storage Portfolio II              0.03110         5.6509  Actual/360   120        119
 18.01 U-Haul Ctr Normandy 18.02 U-Haul Ctr Horsham 18.03 U-Haul Center Longview
 18.04 Springdale U-Haul Center 18.05 U-Haul Ctr S Cobb 18.06 U-Haul Ctr E Tampa
 18.07 U-Haul Center Up-Town 18.08 U-Haul Spring Valley 18.09 U-Haul Eastbrook
 18.10 U-Haul Ct Waterbury 18.11 U-Haul Dixie Hwy 18.12 U-Haul Center Mangum
 Street 18.13 U-Haul Of York 18.14 U-Haul Southwest 18.15 U-Haul Center Killeen
 18.16 U-Haul Center Riverside 18.17 U-Haul Parsons Ave 18.18 U-Haul Center Holt
 Avenue 18.19 U-Haul Downtown 2
  22    Meridian Place                                0.03110         5.3829  Actual/360   120        117
  23    Highlands Ranch Village Center                0.03110         5.1889  Actual/360   120        118

  24    Irvine Village Center                         0.03110         5.1189  Actual/360   120        120
  28    Sheraton Suites - Akron                       0.03110         5.6629  Actual/360   120        120
  31    Southpointe Hilton Garden Inn                 0.03110         5.7689  Actual/360   120        120
  34    Lake Shore Plaza                              0.03110         5.1489  Actual/360   120        119
  36    Hilton Garden Inn - Norwalk                   0.03110         5.7989  Actual/360   120        119
  37    Coconut Palms I                      0.05000  5.13000         4.9689  Actual/360   120        119
  41    Hilton Garden Inn - Shelton                   0.03110         5.7879  Actual/360   120        119
  42    Michael's Aurora Plaza                        0.03110         5.2131  Actual/360   120        117

  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio                      0.03110         5.2349  Actual/360   120        120
 48.01  Tierra Rica Apartments
 48.02  Rolling Greens Apartments
  59    Holiday Inn - Sarasota                        0.03110         5.5939  Actual/360   120        120
  64    Roselle Commons                               0.03110         5.3589  Actual/360   120        120
  72    Haines City Mall                              0.03110         5.2939  Actual/360   120        120

  73    Broadway Central                              0.03110         5.2189  Actual/360   120        119
  77    1255 Broad Street                             0.03110         5.4459  Actual/360   120        120
  78    Faunce Corner                                 0.03110         5.1689  Actual/360   120        119
  81    Desert Professional Plaza                     0.03110         5.0689  Actual/360   120        119
  82    Golden Pond Apartments                        0.03110         5.3189  Actual/360   120        120
  85    1000 Franklin Ave                             0.03110         5.2009  Actual/360   120        120
  86    Oxford Hill Apartments                        0.03110         5.1784  Actual/360   120        120
  87    Fairfield Inn - Sarasota                      0.03110         5.5939  Actual/360   120        120
  88    La Quinta - Valdosta                          0.03110         5.8189  Actual/360    60         59
  90    Lake Mead Promenade Shopping Center           0.03110         5.2139  Actual/360   120        119
  95    Yucaipa Valley Commercial Center              0.03110         5.1189  Actual/360   120        120
  101   15205 Hawthorne Blvd.                         0.03110         5.4189  Actual/360   120        116

  102   Parkway Plaza Office Building                 0.03110         5.1779  Actual/360   120        120
  104   Rio Grande Valley Retail Portfolio            0.03110         5.5299  Actual/360    60         58
104.01  Mission Town Center
104.02  Weslaco Town Center
104.03  San Juan Town Center
104.04  Weslaco Airport Medical Center
  105   University Center South                       0.03110         5.3189  Actual/360   120        117
  107   Alerus Financial Center                       0.03110         5.2389  Actual/360   120        120
  111   CVS - Chester                                 0.03110         5.5939  Actual/360   120        120
  114   6860 Cortona Drive                            0.03110         5.2029  Actual/360   120        120
  116   MacDonald Corporate Center                    0.03110         5.3439  Actual/360   120        120
  117   Safeway Marketplace                           0.03110         5.4689  Actual/360   120        118
  118   Village Park at Brookhaven                    0.03110         5.3189  Actual/360    60         59
  119   Walgreen's - Longmont                         0.03110         5.3039  Actual/360   120        119
  120   Vintage Park                                  0.03110         5.2989  Actual/360   120        119
  127   Hillside Village MHP                          0.03110         6.0019  Actual/360   120        118

                                                                       REMAINING
                                             MATURITY/ARD  AMORT    AMORT                    ARD   ARD STEP
LOAN #            PROPERTY NAME                  DATE       TERM    TERM      TITLE TYPE    (Y/N)   UP (%)
------  -----------------------------------  ------------  -----  ---------  -------------  -----  --------

   1    Glenbrook Square Mall                  7/1/2010      360        359  Fee            No
   3    Financial Square                       7/1/2012        0          0  Fee            No
   4    The Westchester                        6/1/2010        0          0  Fee/Leasehold  No
   5    E Walk on the New 42nd Street          8/1/2012        0          0  Leasehold      No
   6    Residence Inn Hotel Portfolio 1        7/1/2015      300        300  Fee            No
 6.01   Residence Inn Fishkill                                               Fee
 6.02   Residence Inn Orlando                                                Fee
 6.03   Residence Inn River Plaza                                            Fee
 6.04   Residence Inn Tyler                                                  Fee
   7    Residence Inn Hotel Portfolio 2        7/1/2015      300        300  Fee/Leasehold  No
 7.01   Residence Inn Sacramento                                             Fee
 7.02   Residence Inn Wilmington                                             Leasehold
 7.03   Residence Inn Providence                                             Fee
 7.04   Residence Inn Ann Arbor                                              Fee
   9    San Antonio Portfolio                  7/1/2015      360        360  Fee            No
 9.01   SW Junction I & II                                                   Fee

 9.02   Countryside Plaza                                                    Fee
 9.03   Village at Ingram Park                                               Fee

 9.04   Ingram Place                                                         Fee
 9.05   Windcrest Shopping Center                                            Fee
 9.06   Sonterra Place                                                       Fee
 9.07   Bulverde Mini-Storage                                                Fee
 9.08   1310 SW Military Drive                                               Fee
 9.09   Bulverde Market Center                                               Fee
 9.10   West Plaza                                                           Fee
  10    U-Haul Self Storage Portfolio IV       7/1/2015      300        299  Fee            No
 10.01  U-Haul Center Parkslope                                              Fee
 10.02  U-Haul Ctr Of Utica                                                  Fee
 10.03  U-Haul Chapman Hwy                                                   Fee
 10.04  U-Haul Ctr Bangor                                                    Fee
 10.05  U-Haul Center Rutland                                                Fee
 10.06  U-Haul Center Of I-45                                                Fee
 10.07  U-Haul Ctr Colmar                                                    Fee
 10.08  U-Haul Ct N Bedford                                                  Fee
 10.09  U-Haul Beechmont Av                                                  Fee
 10.10  U-Haul East Alton                                                    Fee
  14    U-Haul Self Storage Portfolio III      7/1/2015      300        299  Fee            No
 14.01  U-Haul Center Stamford                                               Fee
 14.02  U-Haul Center Of Woodcreek                                           Fee
 14.03  U-Haul Center Spanaway                                               Fee
 14.04  U-Haul New Circle                                                    Fee
 14.05  U-Haul Ctr Of Etna                                                   Fee
 14.06  U-Haul Ct El Paseo                                                   Fee
 14.07  U-Haul Center Of Frazer                                              Fee
 14.08  U-Haul Ct Westside                                                   Fee
 14.09  U-Haul Carrollton                                                    Fee
 14.10  U-Haul New Orleans                                                   Fee
 14.11  U-Haul Twin City                                                     Fee
 14.12  U-Haul Snellsville                                                   Fee
 14.13  U-Haul Center Youngstown                                             Fee
 14.14  U-Haul Clinton Hwy                                                   Fee
 14.15  U-Haul Ct Gadsden                                                    Fee
 14.16  U-Haul Center Lakeland                                               Fee
 14.17  U-Haul Eastern Blvd                                                  Fee
 14.18  U-Haul South Main                                                    Fee
 14.19  U-Haul Downtown 1                                                    Fee
 14.20  U-Haul Ctr 6th St                                                    Fee
 14.21  U-Haul Center Scranton                                               Fee
  15    Burlington Town Center                 7/1/2010        0          0  Fee/Leasehold  No

  16    Shoppes at the Meadows                 7/1/2015      360        360  Fee            No
  18    U-Haul Self Storage Portfolio II       7/1/2015      300        299  Fee            No
 18.01  U-Haul Ctr Normandy                                                  Fee
 18.02  U-Haul Ctr Horsham                                                   Fee
 18.03  U-Haul Center Longview                                               Fee
 18.04  Springdale U-Haul Center                                             Fee
 18.05  U-Haul Ctr S Cobb                                                    Fee
 18.06  U-Haul Ctr E Tampa                                                   Fee
 18.07  U-Haul Center Up-Town                                                Fee
 18.08  U-Haul Spring Valley                                                 Fee
 18.09  U-Haul Eastbrook                                                     Fee
 18.10  U-Haul Ct Waterbury                                                  Fee
 18.11  U-Haul Dixie Hwy                                                     Fee
 18.12  U-Haul Center Mangum Street                                          Fee
 18.13  U-Haul Of York                                                       Fee
 18.14  U-Haul Southwest                                                     Fee
 18.15  U-Haul Center Killeen                                                Fee
 18.16  U-Haul Center Riverside                                              Fee
 18.17  U-Haul Parsons Ave                                                   Fee
 18.18  U-Haul Center Holt Avenue                                            Fee
 18.19  U-Haul Downtown 2                                                    Fee
  22    Meridian Place                         5/1/2015      360        360  Fee            No
  23    Highlands Ranch Village Center         6/1/2015      360        360  Fee            No
  24    Irvine Village Center                  8/1/2015      360        360  Fee            No
  28    Sheraton Suites - Akron                8/1/2015      300        300  Fee            No
  31    Southpointe Hilton Garden Inn          8/1/2015      360        360  Fee            No
  34    Lake Shore Plaza                       7/1/2015      360        360  Fee            No
  36    Hilton Garden Inn - Norwalk            7/1/2015      300        299  Leasehold      No
  37    Coconut Palms I                        7/1/2015      360        359  Fee            No
  41    Hilton Garden Inn - Shelton            7/1/2015      300        299  Fee            No
  42    Michael's Aurora Plaza                 5/1/2015      360        360  Fee            No

  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio               8/1/2015      360        360  Fee            No
 48.01  Tierra Rica Apartments                                               Fee
 48.02  Rolling Greens Apartments                                            Fee
  59    Holiday Inn - Sarasota                 8/1/2015      360        360  Fee            No
  64    Roselle Commons                        8/1/2015        0          0  Fee/Leasehold  No
  72    Haines City Mall                       8/1/2015      360        360  Fee            No
  73    Broadway Central                       7/1/2015      360        360  Fee            No
  77    1255 Broad Street                      8/1/2015      360        360  Fee            No
  78    Faunce Corner                          7/1/2015      360        359  Fee            No
  81    Desert Professional Plaza              7/1/2015      360        360  Fee            No
  82    Golden Pond Apartments                 8/1/2015      360        360  Fee            No
  85    1000 Franklin Ave                      8/1/2015      360        360  Fee            No
  86    Oxford Hill Apartments                 8/1/2015      360        360  Fee            No
  87    Fairfield Inn - Sarasota               8/1/2015      360        360  Fee            No
  88    La Quinta - Valdosta                   7/1/2010      300        299  Fee            No

  90    Lake Mead Promenade Shopping Center    7/1/2015      360        360  Fee            No
  95    Yucaipa Valley Commercial Center       8/1/2015      360        360  Fee            No
  101   15205 Hawthorne Blvd.                  4/1/2015      360        356  Fee            No

  102   Parkway Plaza Office Building          8/1/2015        0          0  Fee            No
  104   Rio Grande Valley Retail Portfolio     6/1/2010      360        358  Fee            No
104.01  Mission Town Center                                                  Fee
104.02  Weslaco Town Center                                                  Fee
104.03  San Juan Town Center                                                 Fee
104.04  Weslaco Airport Medical Center                                       Fee
  105   University Center South                5/1/2015      360        360  Fee            No
  107   Alerus Financial Center                8/1/2015      360        360  Fee            No
  111   CVS - Chester                          8/1/2015      360        360  Fee            No
  114   6860 Cortona Drive                     8/1/2015      360        360  Fee            No
  116   MacDonald Corporate Center             8/1/2015      300        300  Fee            No
  117   Safeway Marketplace                    6/1/2015      360        358  Fee            No
  118   Village Park at Brookhaven             7/1/2010      360        359  Fee            No
  119   Walgreen's - Longmont                  7/1/2015      360        359  Fee            No
  120   Vintage Park                           7/1/2015      360        359  Fee            No
  127   Hillside Village MHP                   6/1/2015      360        358  Fee            No

                                              ENVIRONMENTAL                         CROSS-      DEFEASANCE  LETTER OF
LOAN #           PROPERTY NAME               INSURANCE (Y/N)  (CROSS-DEFAULTED  COLLATERALIZED    ALLOWED    CREDIT
------  -----------------------------------  ---------------  ----------------  --------------  ----------  ---------

   1    Glenbrook Square Mall                No               No                No              Yes         No
   3    Financial Square                     No               No                No              Yes         No
   4    The Westchester                      No               No                No              Yes         No
   5    E Walk on the New 42nd Street        No               No                No              Yes         No
   6    Residence Inn Hotel Portfolio 1      No               No                No              Yes         No
 6.01   Residence Inn Fishkill               No
 6.02   Residence Inn Orlando                No
 6.03   Residence Inn River Plaza            No
 6.04   Residence Inn Tyler                  No
   7    Residence Inn Hotel Portfolio 2      No               No                No              Yes         No
 7.01   Residence Inn Sacramento             No
 7.02   Residence Inn Wilmington             No
 7.03   Residence Inn Providence             No
 7.04   Residence Inn Ann Arbor              No
   9    San Antonio Portfolio                No               No                No              Yes         No
 9.01   SW Junction I & II                   No

 9.02   Countryside Plaza                    No
 9.03   Village at Ingram Park               No

 9.04   Ingram Place                         No
 9.05   Windcrest Shopping Center            No
 9.06   Sonterra Place                       No
 9.07   Bulverde Mini-Storage                No
 9.08   1310 SW Military Drive               No
 9.09   Bulverde Market Center               No
 9.10   West Plaza                           No
  10    U-Haul Self Storage Portfolio IV     No               14, 18            14, 18          Yes         No
 10.01  U-Haul Center Parkslope              No
 10.02  U-Haul Ctr Of Utica                  No
 10.03  U-Haul Chapman Hwy                   No
 10.04  U-Haul Ctr Bangor                    No
 10.05  U-Haul Center Rutland                No
 10.06  U-Haul Center Of I-45                No
 10.07  U-Haul Ctr Colmar                    No
 10.08  U-Haul Ct N Bedford                  No
 10.09  U-Haul Beechmont Av                  No
 10.10  U-Haul East Alton                    No
  14    U-Haul Self Storage Portfolio III    No               10, 18            10, 18          Yes         No
 14.01  U-Haul Center Stamford               No
 14.02  U-Haul Center Of Woodcreek           No
 14.03  U-Haul Center Spanaway               No
 14.04  U-Haul New Circle                    No
 14.05  U-Haul Ctr Of Etna                   No
 14.06  U-Haul Ct El Paseo                   No
 14.07  U-Haul Center Of Frazer              No
 14.08  U-Haul Ct Westside                   No
 14.09  U-Haul Carrollton                    No
 14.10  U-Haul New Orleans                   No
 14.11  U-Haul Twin City                     No
 14.12  U-Haul Snellsville                   No
 14.13  U-Haul Center Youngstown             No
 14.14  U-Haul Clinton Hwy                   No
 14.15  U-Haul Ct Gadsden                    No
 14.16  U-Haul Center Lakeland               No
 14.17  U-Haul Eastern Blvd                  No
 14.18  U-Haul South Main                    No
 14.19  U-Haul Downtown 1                    No
 14.20  U-Haul Ctr 6th St                    No
 14.21  U-Haul Center Scranton               No
  15    Burlington Town Center               No               No                No              No          No

  16    Shoppes at the Meadows               No               No                No              Yes         No
  18    U-Haul Self Storage Portfolio II     No               10, 14            10, 14          Yes         No
 18.01  U-Haul Ctr Normandy                  No
 18.02  U-Haul Ctr Horsham                   No
 18.03  U-Haul Center Longview               No
 18.04  Springdale U-Haul Center             No
 18.05  U-Haul Ctr S Cobb                    No
 18.06  U-Haul Ctr E Tampa                   No
 18.07  U-Haul Center Up-Town                No
 18.08  U-Haul Spring Valley                 No
 18.09  U-Haul Eastbrook                     No
 18.10  U-Haul Ct Waterbury                  No
 18.11  U-Haul Dixie Hwy                     No
 18.12  U-Haul Center Mangum Street          No
 18.13  U-Haul Of York                       No
 18.14  U-Haul Southwest                     No
 18.15  U-Haul Center Killeen                No
 18.16  U-Haul Center Riverside              No
 18.17  U-Haul Parsons Ave                   No
 18.18  U-Haul Center Holt Avenue            No
 18.19  U-Haul Downtown 2                    No
  22    Meridian Place                       No               No                No              Yes         No
  23    Highlands Ranch Village Center       No               No                No              Yes         Yes
  24    Irvine Village Center                No               No                No              Yes         No
  28    Sheraton Suites - Akron              No               No                No              Yes         No
  31    Southpointe Hilton Garden Inn        No               No                No              Yes         No
  34    Lake Shore Plaza                     No               No                No              Yes         No
  36    Hilton Garden Inn - Norwalk          No               41                41              Yes         No
  37    Coconut Palms I                      No               No                No              Yes         No
  41    Hilton Garden Inn - Shelton          No               36                36              Yes         No
  42    Michael's Aurora Plaza               No               No                No              Yes         No
  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio             No               No                No              Yes         No
 48.01  Tierra Rica Apartments               No
 48.02  Rolling Greens Apartments            No
  59    Holiday Inn - Sarasota               No               No                No              Yes         No
  64    Roselle Commons                      No               No                No              Yes         No
  72    Haines City Mall                     No               No                No              Yes         No
  73    Broadway Central                     No               No                No              Yes         No
  77    1255 Broad Street                    No               No                No              Yes         No
  78    Faunce Corner                        No               No                No              Yes         No
  81    Desert Professional Plaza            No               No                No              Yes         No
  82    Golden Pond Apartments               No               No                No              Yes         Yes
  85    1000 Franklin Ave                    No               No                No              No          No
  86    Oxford Hill Apartments               No               No                No              Yes         No
  87    Fairfield Inn - Sarasota             No               No                No              Yes         No
  88    La Quinta - Valdosta                 No               No                No              Yes         No
  90    Lake Mead Promenade Shopping Center  No               No                No              Yes         No
  95    Yucaipa Valley Commercial Center     No               No                No              Yes         No
  101   15205 Hawthorne Blvd.                No               No                No              Yes         No
  102   Parkway Plaza Office Building        No               No                No              Yes         No
  104   Rio Grande Valley Retail Portfolio   No               No                No              Yes         No
104.01  Mission Town Center                  No
104.02  Weslaco Town Center                  No
104.03  San Juan Town Center                 No
104.04  Weslaco Airport Medical Center       No
  105   University Center South              No               No                No              Yes         No
  107   Alerus Financial Center              No               No                No              Yes         No
  111   CVS - Chester                        No               No                No              Yes         No
  114   6860 Cortona Drive                   No               No                No              Yes         No
  116   MacDonald Corporate Center           No               No                No              Yes         No
  117   Safeway Marketplace                  No               No                No              Yes         No
  118   Village Park at Brookhaven           No               No                No              Yes         No
  119   Walgreen's - Longmont                No               No                No              Yes         No
  120   Vintage Park                         No               No                No              Yes         No
  127   Hillside Village MHP                 No               No                No              Yes         No

                                                                                                UPFRONT
                                              LOCKBOX   HOLDBACK   UPFRONT ENG.  UPFRONT CAPEX   ENVIR.
LOAN #           PROPERTY NAME               IN-PLACE      AMT       RESERVE        RESERVE      RESERVE
------  -----------------------------------  --------  ----------  ------------  -------------  ----------

   1    Glenbrook Square Mall                Yes
   3    Financial Square                     Yes
   4    The Westchester                      Yes
   5    E Walk on the New 42nd Street        Yes
   6    Residence Inn Hotel Portfolio 1      Yes                     448,021.25
 6.01   Residence Inn Fishkill
 6.02   Residence Inn Orlando
 6.03   Residence Inn River Plaza
 6.04   Residence Inn Tyler
   7    Residence Inn Hotel Portfolio 2      Yes                     419,967.50
 7.01   Residence Inn Sacramento
 7.02   Residence Inn Wilmington
 7.03   Residence Inn Providence
 7.04   Residence Inn Ann Arbor
   9    San Antonio Portfolio                Yes                      30,860.00
 9.01   SW Junction I & II

 9.02   Countryside Plaza
 9.03   Village at Ingram Park

 9.04   Ingram Place
 9.05   Windcrest Shopping Center
 9.06   Sonterra Place
 9.07   Bulverde Mini-Storage
 9.08   1310 SW Military Drive

 9.09   Bulverde Market Center
 9.10   West Plaza
  10    U-Haul Self Storage Portfolio IV     Yes                      85,556.00                  52,500.00
 10.01  U-Haul Center Parkslope
 10.02  U-Haul Ctr Of Utica
 10.03  U-Haul Chapman Hwy
 10.04  U-Haul Ctr Bangor
 10.05  U-Haul Center Rutland
 10.06  U-Haul Center Of I-45
 10.07  U-Haul Ctr Colmar
 10.08  U-Haul Ct N Bedford
 10.09  U-Haul Beechmont Av
 10.10  U-Haul East Alton
  14    U-Haul Self Storage Portfolio III    Yes                     391,844.00                 900,750.00
 14.01  U-Haul Center Stamford
 14.02  U-Haul Center Of Woodcreek
 14.03  U-Haul Center Spanaway
 14.04  U-Haul New Circle
 14.05  U-Haul Ctr Of Etna
 14.06  U-Haul Ct El Paseo
 14.07  U-Haul Center Of Frazer
 14.08  U-Haul Ct Westside
 14.09  U-Haul Carrollton
 14.10  U-Haul New Orleans
 14.11  U-Haul Twin City
 14.12  U-Haul Snellsville
 14.13  U-Haul Center Youngstown
 14.14  U-Haul Clinton Hwy
 14.15  U-Haul Ct Gadsden
 14.16  U-Haul Center Lakeland
 14.17  U-Haul Eastern Blvd
 14.18  U-Haul South Main
 14.19  U-Haul Downtown 1
 14.20  U-Haul Ctr 6th St
 14.21  U-Haul Center Scranton
  15    Burlington Town Center               Yes

  16    Shoppes at the Meadows               No
  18    U-Haul Self Storage Portfolio II     Yes                     482,263.00                 345,825.00
 18.01  U-Haul Ctr Normandy
 18.02  U-Haul Ctr Horsham
 18.03  U-Haul Center Longview
 18.04  Springdale U-Haul Center
 18.05  U-Haul Ctr S Cobb
 18.06  U-Haul Ctr E Tampa
 18.07  U-Haul Center Up-Town
 18.08  U-Haul Spring Valley
 18.09  U-Haul Eastbrook
 18.10  U-Haul Ct Waterbury
 18.11  U-Haul Dixie Hwy
 18.12  U-Haul Center Mangum Street
 18.13  U-Haul Of York
 18.14  U-Haul Southwest
 18.15  U-Haul Center Killeen
 18.16  U-Haul Center Riverside
 18.17  U-Haul Parsons Ave
 18.18  U-Haul Center Holt Avenue
 18.19  U-Haul Downtown 2
  22    Meridian Place                       Yes                                    35,406.00    25,000.00
  23    Highlands Ranch Village Center       No

  24    Irvine Village Center                No
  28    Sheraton Suites - Akron              Yes                      20,876.00  1,000,000.00
  31    Southpointe Hilton Garden Inn        Yes       159,767.50
  34    Lake Shore Plaza                     No                                     86,798.00   150,000.00
  36    Hilton Garden Inn - Norwalk          Yes
  37    Coconut Palms I                      No
  41    Hilton Garden Inn - Shelton          Yes                      23,375.00
  42    Michael's Aurora Plaza               No

  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio             No                       19,625.00    179,892.00
 48.01  Tierra Rica Apartments
 48.02  Rolling Greens Apartments
  59    Holiday Inn - Sarasota               Yes
  64    Roselle Commons                      No
  72    Haines City Mall                     No
  73    Broadway Central                     No

  77    1255 Broad Street                    No           700,000
  78    Faunce Corner                        No
  81    Desert Professional Plaza            No                                     32,106.00
  82    Golden Pond Apartments               No                                     30,000.00
  85    1000 Franklin Ave                    No
  86    Oxford Hill Apartments               No
  87    Fairfield Inn - Sarasota             Yes
  88    La Quinta - Valdosta                 Yes                      66,755.00
  90    Lake Mead Promenade Shopping Center  No

  95    Yucaipa Valley Commercial Center     Yes
  101   15205 Hawthorne Blvd.                No           500,000

  102   Parkway Plaza Office Building        No
  104   Rio Grande Valley Retail Portfolio   No                        8,750.00     25,000.00
104.01  Mission Town Center
104.02  Weslaco Town Center
104.03  San Juan Town Center
104.04  Weslaco Airport Medical Center
  105   University Center South              No
  107   Alerus Financial Center              No
  111   CVS - Chester                        Yes                                                  1,500.00
  114   6860 Cortona Drive                   No
  116   MacDonald Corporate Center           No
  117   Safeway Marketplace                  No
  118   Village Park at Brookhaven           No           131,000
  119   Walgreen's - Longmont                Yes                                    11,375.00
  120   Vintage Park                         No
  127   Hillside Village MHP                 No

                                                            UPFRONT     UPFRONT
                                             UPFRONT TI/LC   RE TAX     INSURANCE
LOAN #            PROPERTY NAME                 RESERVE      RESERVE     RESERVE
------  -----------------------------------  -------------  ----------  ---------

   1    Glenbrook Square Mall
   3    Financial Square                      4,306,729.00
   4    The Westchester
   5    E Walk on the New 42nd Street                       382,545.08  91,004.50

   6    Residence Inn Hotel Portfolio 1
 6.01   Residence Inn Fishkill
 6.02   Residence Inn Orlando
 6.03   Residence Inn River Plaza
 6.04   Residence Inn Tyler
   7    Residence Inn Hotel Portfolio 2
 7.01   Residence Inn Sacramento
 7.02   Residence Inn Wilmington
 7.03   Residence Inn Providence
 7.04   Residence Inn Ann Arbor
   9    San Antonio Portfolio                               428,835.17  48,047.65
 9.01   SW Junction I & II
 9.02   Countryside Plaza
 9.03   Village at Ingram Park
 9.04   Ingram Place
 9.05   Windcrest Shopping Center
 9.06   Sonterra Place
 9.07   Bulverde Mini-Storage
 9.08   1310 SW Military Drive
 9.09   Bulverde Market Center
 9.10   West Plaza
  10    U-Haul Self Storage Portfolio IV                    116,398.78   5,300.64
 10.01  U-Haul Center Parkslope
 10.02  U-Haul Ctr Of Utica
 10.03  U-Haul Chapman Hwy
 10.04  U-Haul Ctr Bangor
 10.05  U-Haul Center Rutland
 10.06  U-Haul Center Of I-45
 10.07  U-Haul Ctr Colmar
 10.08  U-Haul Ct N Bedford
 10.09  U-Haul Beechmont Av
 10.10  U-Haul East Alton
  14    U-Haul Self Storage Portfolio III                   117,874.37  10,834.15
 14.01  U-Haul Center Stamford
 14.02  U-Haul Center Of Woodcreek
 14.03  U-Haul Center Spanaway
 14.04  U-Haul New Circle
 14.05  U-Haul Ctr Of Etna
 14.06  U-Haul Ct El Paseo
 14.07  U-Haul Center Of Frazer
 14.08  U-Haul Ct Westside
 14.09  U-Haul Carrollton
 14.10  U-Haul New Orleans
 14.11  U-Haul Twin City
 14.12  U-Haul Snellsville
 14.13  U-Haul Center Youngstown
 14.14  U-Haul Clinton Hwy
 14.15  U-Haul Ct Gadsden
 14.16  U-Haul Center Lakeland
 14.17  U-Haul Eastern Blvd
 14.18  U-Haul South Main
 14.19  U-Haul Downtown 1
 14.20  U-Haul Ctr 6th St
 14.21  U-Haul Center Scranton
  15    Burlington Town Center
  16    Shoppes at the Meadows                                          15,030.14
  18    U-Haul Self Storage Portfolio II                     84,864.40   8,363.20
 18.01 U-Haul Ctr Normandy 18.02 U-Haul Ctr Horsham 18.03 U-Haul Center Longview
 18.04 Springdale U-Haul Center 18.05 U-Haul Ctr S Cobb 18.06 U-Haul Ctr E Tampa
 18.07 U-Haul Center Up-Town 18.08 U-Haul Spring Valley 18.09 U-Haul Eastbrook
 18.10 U-Haul Ct Waterbury 18.11 U-Haul Dixie Hwy 18.12 U-Haul Center Mangum
 Street 18.13 U-Haul Of York 18.14 U-Haul Southwest 18.15 U-Haul Center Killeen
 18.16 U-Haul Center Riverside 18.17 U-Haul Parsons Ave 18.18 U-Haul Center Holt
 Avenue 18.19 U-Haul Downtown 2
  22    Meridian Place                                       38,243.67  20,367.00
  23    Highlands Ranch Village Center                                  13,946.63
  24    Irvine Village Center                                50,373.58   7,455.53
  28    Sheraton Suites - Akron                              42,516.54  82,473.30
  31    Southpointe Hilton Garden Inn                       112,064.58  79,469.78
  34    Lake Shore Plaza                                     66,348.84  20,352.46

  36    Hilton Garden Inn - Norwalk                          37,865.69  25,543.64
  37    Coconut Palms I                                     131,999.99   5,586.79
  41    Hilton Garden Inn - Shelton                          34,243.83  19,395.14
  42    Michael's Aurora Plaza                              158,058.01   7,463.75

  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio                             43,959.72  20,300.00
 48.01  Tierra Rica Apartments
 48.02  Rolling Greens Apartments
  59    Holiday Inn - Sarasota                              154,451.95  48,498.64
  64    Roselle Commons                                      14,455.58
  72    Haines City Mall                                     88,318.13  13,455.75
  73    Broadway Central                                     27,744.90     937.50
  77    1255 Broad Street                                    29,457.78   8,905.17
  78    Faunce Corner                                         6,212.15   6,814.50
  81    Desert Professional Plaza                            14,199.44   4,788.79
  82    Golden Pond Apartments                               35,000.00   4,817.58
  85    1000 Franklin Ave                                    37,854.95
  86    Oxford Hill Apartments                               52,373.27  15,484.62
  87    Fairfield Inn - Sarasota                            101,100.67  38,925.96
  88    La Quinta - Valdosta                                 30,216.31   2,431.36
  90    Lake Mead Promenade Shopping Center                  16,914.19
  95    Yucaipa Valley Commercial Center                      4,884.61  34,741.00
  101   15205 Hawthorne Blvd.
  102   Parkway Plaza Office Building                        15,946.98
  104   Rio Grande Valley Retail Portfolio      100,000.00   53,575.02  17,530.80
104.01  Mission Town Center
104.02  Weslaco Town Center
104.03  San Juan Town Center
104.04  Weslaco Airport Medical Center
  105   University Center South                              38,728.02  11,541.60
  107   Alerus Financial Center                              27,203.40  12,755.05
  111   CVS - Chester

  114   6860 Cortona Drive                       60,000.00   14,122.19   3,983.00
  116   MacDonald Corporate Center                           10,280.47     808.68
  117   Safeway Marketplace                                                554.40
  118   Village Park at Brookhaven               50,000.00   18,593.83
  119   Walgreen's - Longmont
  120   Vintage Park                                         34,035.40   2,592.63
  127   Hillside Village MHP                                  8,552.53   3,076.03

                                                UPFRONT                                               MONTHLY
LOAN #            PROPERTY NAME              OTHER RESERVE   UPFRONT OTHER DESCRIPTION             CAPEX RESERVE
------  -----------------------------------  -------------  ----------------------------  -----------------------------

   1    Glenbrook Square Mall
   3    Financial Square                      3,325,000.00  Free Rent Reserve                                 17,175.52
   4    The Westchester
   5    E Walk on the New 42nd Street           911,403.00  Base Ground Rent Reserve
                                                            (177,500.00); Percentage
                                                            Ground Rent Reserve
                                                            (202,703.00); Tenants
                                                            Security Deposit Reserve
                                                            (61,200.00); Sanrio Security
                                                            Deposit Reserve (470,000.00)                       3,677.75
   6    Residence Inn Hotel Portfolio 1
 6.01   Residence Inn Fishkill
 6.02   Residence Inn Orlando
 6.03   Residence Inn River Plaza
 6.04   Residence Inn Tyler
   7    Residence Inn Hotel Portfolio 2              13,33  Ground Rent
 7.01   Residence Inn Sacramento
 7.02   Residence Inn Wilmington
 7.03   Residence Inn Providence
 7.04   Residence Inn Ann Arbor
   9    San Antonio Portfolio                       25,000  Tenant Estoppel Reserve                            6,236.00
 9.01   SW Junction I & II
 9.02   Countryside Plaza
 9.03   Village at Ingram Park
 9.04   Ingram Place
 9.05   Windcrest Shopping Center
 9.06   Sonterra Place
 9.07   Bulverde Mini-Storage
 9.08   1310 SW Military Drive
 9.09   Bulverde Market Center
 9.10   West Plaza
  10    U-Haul Self Storage Portfolio IV                                                                       3,678.15
 10.01  U-Haul Center Parkslope
 10.02  U-Haul Ctr Of Utica
 10.03  U-Haul Chapman Hwy
 10.04  U-Haul Ctr Bangor
 10.05  U-Haul Center Rutland
 10.06  U-Haul Center Of I-45
 10.07  U-Haul Ctr Colmar
 10.08  U-Haul Ct N Bedford
 10.09  U-Haul Beechmont Av
 10.10  U-Haul East Alton
  14    U-Haul Self Storage Portfolio III                                                                      5,381.30
 14.01  U-Haul Center Stamford
 14.02  U-Haul Center Of Woodcreek
 14.03  U-Haul Center Spanaway
 14.04  U-Haul New Circle
 14.05  U-Haul Ctr Of Etna
 14.06  U-Haul Ct El Paseo
 14.07  U-Haul Center Of Frazer
 14.08  U-Haul Ct Westside
 14.09  U-Haul Carrollton
 14.10  U-Haul New Orleans
 14.11  U-Haul Twin City
 14.12  U-Haul Snellsville
 14.13  U-Haul Center Youngstown
 14.14  U-Haul Clinton Hwy
 14.15  U-Haul Ct Gadsden
 14.16  U-Haul Center Lakeland
 14.17  U-Haul Eastern Blvd
 14.18  U-Haul South Main
 14.19  U-Haul Downtown 1
 14.20  U-Haul Ctr 6th St
 14.21  U-Haul Center Scranton
  15    Burlington Town Center
  16    Shoppes at the Meadows                                                                                 1,512.00
  18    U-Haul Self Storage Portfolio II                                                                       4,837.25
 18.01 U-Haul Ctr Normandy 18.02 U-Haul Ctr Horsham 18.03 U-Haul Center Longview
 18.04 Springdale U-Haul Center 18.05 U-Haul Ctr S Cobb 18.06 U-Haul Ctr E Tampa
 18.07 U-Haul Center Up-Town 18.08 U-Haul Spring Valley 18.09 U-Haul Eastbrook
 18.10 U-Haul Ct Waterbury 18.11 U-Haul Dixie Hwy 18.12 U-Haul Center Mangum
 Street 18.13 U-Haul Of York 18.14 U-Haul Southwest 18.15 U-Haul Center Killeen
 18.16 U-Haul Center Riverside 18.17 U-Haul Parsons Ave 18.18 U-Haul Center Holt
 Avenue 18.19 U-Haul Downtown 2
  22    Meridian Place                                                                                         2,759.00
  23    Highlands Ranch Village Center                                                                         1,543.00
  24    Irvine Village Center                                                                                  1,213.00
  28    Sheraton Suites - Akron                                                           4% of Gross Revenues
  31    Southpointe Hilton Garden Inn                                                                            535.00
  34    Lake Shore Plaza                        700,000.00  C/O Reserve ($25,000);                             1,659.00
                                                            Genovese Reserve ($175,000);
                                                            Waldbaum Reserve ($500,000)
  36    Hilton Garden Inn - Norwalk             382,325.83  Holdback per Undertaking      4% of Gross Revenues
  37    Coconut Palms I                                                                                        6,167.00
  41    Hilton Garden Inn - Shelton                                                       4% of Gross Revenues
  42    Michael's Aurora Plaza                   67,727.04  Rent-A-Center Reserve
                                                            ($54,929.35) and Book Niche
                                                            Reserve ($12,797.69)                               2,989.13
  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio                                                                               6,822.00
 48.01  Tierra Rica Apartments
 48.02  Rolling Greens Apartments
  59    Holiday Inn - Sarasota                                                            3% of Gross Revenues
  64    Roselle Commons                                                                                          627.00
  72    Haines City Mall                                                                                       1,483.00
  73    Broadway Central                                                                                         279.00
  77    1255 Broad Street                       229,568.00  SurgiCenter Reserve                                  781.00
  78    Faunce Corner                            22,400.00  Town and Country Reserve                           1,012.00
  81    Desert Professional Plaza                                                                                809.00
  82    Golden Pond Apartments
  85    1000 Franklin Ave
  86    Oxford Hill Apartments                                                                                 2,750.00
  87    Fairfield Inn - Sarasota                                                          4% of Gross Revenues
  88    La Quinta - Valdosta                                                              4% of Gross Revenues
  90    Lake Mead Promenade Shopping Center
  95    Yucaipa Valley Commercial Center                                                                         373.00
  101   15205 Hawthorne Blvd.                                                                                    327.00
  102   Parkway Plaza Office Building                                                                            881.00
  104   Rio Grande Valley Retail Portfolio                                                                       798.00
104.01  Mission Town Center
104.02  Weslaco Town Center
104.03  San Juan Town Center
104.04  Weslaco Airport Medical Center
  105   University Center South                                                                                  545.00
  107   Alerus Financial Center                                                                                1,214.00
  111   CVS - Chester                            31,941.39  Debt Service ($23,259.26)
                                                            and Sewer Tap Reserve
                                                            ($8,682.13)                                          233.00
  114   6860 Cortona Drive                                                                                       369.00
  116   MacDonald Corporate Center
  117   Safeway Marketplace                      25,500.00  Carbon Eye Care Reserve                              283.00
  118   Village Park at Brookhaven                                                                               259.00
  119   Walgreen's - Longmont                    19,355.71  Debt Service
  120   Vintage Park                                                                                           1,750.00
  127   Hillside Village MHP                                                                                   1,059.00

                                             MONTHLY    MONTHLY    MONTHLY    MONTHLY
                                             ENVIR.     TI/LC       RE TAX   INSURANCE
LOAN #            PROPERTY NAME              RESERVE    RESERVE    RESERVE    RESERVE
------  -----------------------------------  -------  ---------  ----------  ---------

   1    Glenbrook Square Mall
   3    Financial Square
   4    The Westchester
   5    E Walk on the New 42nd Street                            191,272.54  18,437.25

   6    Residence Inn Hotel Portfolio 1
 6.01   Residence Inn Fishkill
 6.02   Residence Inn Orlando
 6.03   Residence Inn River Plaza
 6.04   Residence Inn Tyler
   7    Residence Inn Hotel Portfolio 2
 7.01   Residence Inn Sacramento
 7.02   Residence Inn Wilmington
 7.03   Residence Inn Providence
 7.04   Residence Inn Ann Arbor
   9    San Antonio Portfolio                         12,500.00   71,472.53  13,154.58
 9.01   SW Junction I & II
 9.02   Countryside Plaza
 9.03   Village at Ingram Park
 9.04   Ingram Place
 9.05   Windcrest Shopping Center
 9.06   Sonterra Place
 9.07   Bulverde Mini-Storage
 9.08   1310 SW Military Drive
 9.09   Bulverde Market Center
 9.10   West Plaza
  10    U-Haul Self Storage Portfolio IV                          38,799.59
 10.01  U-Haul Center Parkslope
 10.02  U-Haul Ctr Of Utica
 10.03  U-Haul Chapman Hwy
 10.04  U-Haul Ctr Bangor
 10.05  U-Haul Center Rutland
 10.06  U-Haul Center Of I-45
 10.07  U-Haul Ctr Colmar
 10.08  U-Haul Ct N Bedford
 10.09  U-Haul Beechmont Av
 10.10  U-Haul East Alton
  14    U-Haul Self Storage Portfolio III                         39,291.46
 14.01  U-Haul Center Stamford
 14.02  U-Haul Center Of Woodcreek
 14.03  U-Haul Center Spanaway
 14.04  U-Haul New Circle
 14.05  U-Haul Ctr Of Etna
 14.06  U-Haul Ct El Paseo
 14.07  U-Haul Center Of Frazer
 14.08  U-Haul Ct Westside
 14.09  U-Haul Carrollton
 14.10  U-Haul New Orleans
 14.11  U-Haul Twin City
 14.12  U-Haul Snellsville
 14.13  U-Haul Center Youngstown
 14.14  U-Haul Clinton Hwy
 14.15  U-Haul Ct Gadsden
 14.16  U-Haul Center Lakeland
 14.17  U-Haul Eastern Blvd
 14.18  U-Haul South Main
 14.19  U-Haul Downtown 1
 14.20  U-Haul Ctr 6th St
 14.21  U-Haul Center Scranton
  15    Burlington Town Center
  16    Shoppes at the Meadows                                    51,975.00   2,147.16
  18    U-Haul Self Storage Portfolio II                          28,288.13
 18.01 U-Haul Ctr Normandy 18.02 U-Haul Ctr Horsham 18.03 U-Haul Center Longview
 18.04 Springdale U-Haul Center 18.05 U-Haul Ctr S Cobb 18.06 U-Haul Ctr E Tampa
 18.07 U-Haul Center Up-Town 18.08 U-Haul Spring Valley 18.09 U-Haul Eastbrook
 18.10 U-Haul Ct Waterbury 18.11 U-Haul Dixie Hwy 18.12 U-Haul Center Mangum
 Street 18.13 U-Haul Of York 18.14 U-Haul Southwest 18.15 U-Haul Center Killeen
 18.16 U-Haul Center Riverside 18.17 U-Haul Parsons Ave 18.18 U-Haul Center Holt
 Avenue 18.19 U-Haul Downtown 2
  22    Meridian Place                                 5,000.00   19,121.83   2,036.70
  23    Highlands Ranch Village Center                            60,781.12   1,992.38
  24    Irvine Village Center                          5,000.00   25,186.79   2,485.18
  28    Sheraton Suites - Akron                                   21,258.27   9,163.70
  31    Southpointe Hilton Garden Inn                             11,941.12   7,224.53
  34    Lake Shore Plaza                               2,477.00   33,174.42   2,035.25
  36    Hilton Garden Inn - Norwalk                               18,932.85   8,514.55
  37    Coconut Palms I                                           16,500.00   1,862.26
  41    Hilton Garden Inn - Shelton                               17,121.92   6,465.05
  42    Michael's Aurora Plaza                                    15,156.25   1,492.75
  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio                                  10,989.93   2,537.50
 48.01  Tierra Rica Apartments
 48.02  Rolling Greens Apartments
  59    Holiday Inn - Sarasota                                    15,445.20   6,062.33
  64    Roselle Commons                                           14,455.58   4,349.80
  72    Haines City Mall                               4,701.00    9,813.13   2,691.15
  73    Broadway Central                               1,250.00    3,963.56     937.50
  77    1255 Broad Street                              3,333.00   14,728.89   1,484.20
  78    Faunce Corner                                  5,293.00    2,174.25     851.81
  81    Desert Professional Plaza                      3,679.00    3,549.86     532.09
  82    Golden Pond Apartments                                     5,000.00   2,408.79
  85    1000 Franklin Ave                                         18,927.48     652.27
  86    Oxford Hill Apartments                                     5,237.33   5,161.54
  87    Fairfield Inn - Sarasota                                  10,110.07   4,865.75
  88    La Quinta - Valdosta                                       3,777.04   2,431.36
  90    Lake Mead Promenade Shopping Center                        3,382.84
  95    Yucaipa Valley Commercial Center                 800.00    4,884.61   4,342.63
  101   15205 Hawthorne Blvd.                            417.00    6,084.25
  102   Parkway Plaza Office Building                              7,973.49   1,289.84
  104   Rio Grande Valley Retail Portfolio             5,005.00   10,715.00   2,258.29
104.01  Mission Town Center
104.02  Weslaco Town Center
104.03  San Juan Town Center
104.04  Weslaco Airport Medical Center
  105   University Center South                        2,500.00    6,454.67   1,923.60
  107   Alerus Financial Center                        5,000.00    6,800.85   1,159.55
  111   CVS - Chester
  114   6860 Cortona Drive                             1,847.00    2,017.46     398.30
  116   MacDonald Corporate Center                                 3,426.82     404.34
  117   Safeway Marketplace                           16,700.00    7,988.79     554.40
  118   Village Park at Brookhaven                     1,250.00    3,253.92     603.58
  119   Walgreen's - Longmont
  120   Vintage Park                                               3,781.71   1,296.31
  127   Hillside Village MHP                                       4,276.27   1,538.02

                                                   MONTHLY
                                                    OTHER                                   GRACE
LOAN #            PROPERTY NAME                    RESERVE         OTHER MONTH DESCRIPTION  PERIOD
------  -----------------------------------  --------------------  ------------------------ ------

   1    Glenbrook Square Mall                                                                    0
   3    Financial Square                                                                         0
   4    The Westchester                                                                          6
   5    E Walk on the New 42nd Street                  114,087.88  Base Ground Rent Reserve      0
                                                                   (88,750.00); Percentage
                                                                   Ground Rent Reserve
                                                                     (25,337.88)
   6    Residence Inn Hotel Portfolio 1                                                          0
 6.01   Residence Inn Fishkill
 6.02   Residence Inn Orlando
 6.03   Residence Inn River Plaza
 6.04   Residence Inn Tyler
   7    Residence Inn Hotel Portfolio 2                  13333.33  Ground Rent                   0
 7.01   Residence Inn Sacramento
 7.02   Residence Inn Wilmington
 7.03   Residence Inn Providence
 7.04   Residence Inn Ann Arbor
   9    San Antonio Portfolio                                                                    0
 9.01   SW Junction I & II
 9.02   Countryside Plaza
 9.03   Village at Ingram Park
 9.04   Ingram Place
 9.05   Windcrest Shopping Center
 9.06   Sonterra Place
 9.07   Bulverde Mini-Storage
 9.08   1310 SW Military Drive
 9.09   Bulverde Market Center
 9.10   West Plaza
  10    U-Haul Self Storage Portfolio IV                                                         5
 10.01  U-Haul Center Parkslope
 10.02  U-Haul Ctr Of Utica
 10.03  U-Haul Chapman Hwy
 10.04  U-Haul Ctr Bangor
 10.05  U-Haul Center Rutland
 10.06  U-Haul Center Of I-45
 10.07  U-Haul Ctr Colmar
 10.08  U-Haul Ct N Bedford
 10.09  U-Haul Beechmont Av
 10.10  U-Haul East Alton
  14    U-Haul Self Storage Portfolio III                                                        5
 14.01  U-Haul Center Stamford
 14.02  U-Haul Center Of Woodcreek
 14.03  U-Haul Center Spanaway
 14.04  U-Haul New Circle
 14.05  U-Haul Ctr Of Etna
 14.06  U-Haul Ct El Paseo
 14.07  U-Haul Center Of Frazer
 14.08  U-Haul Ct Westside
 14.09  U-Haul Carrollton
 14.10  U-Haul New Orleans
 14.11  U-Haul Twin City
 14.12  U-Haul Snellsville
 14.13  U-Haul Center Youngstown
 14.14  U-Haul Clinton Hwy
 14.15  U-Haul Ct Gadsden
 14.16  U-Haul Center Lakeland
 14.17  U-Haul Eastern Blvd
 14.18  U-Haul South Main
 14.19  U-Haul Downtown 1
 14.20  U-Haul Ctr 6th St
 14.21  U-Haul Center Scranton
  15    Burlington Town Center                                                                   0
  16    Shoppes at the Meadows                                                                   5
  18    U-Haul Self Storage Portfolio II                                                         5
 18.01  U-Haul Ctr Normandy
 18.02  U-Haul Ctr Horsham
 18.03  U-Haul Center Longview
 18.04  Springdale U-Haul Center
 18.05  U-Haul Ctr S Cobb
 18.06  U-Haul Ctr E Tampa
 18.07  U-Haul Center Up-Town
 18.08  U-Haul Spring Valley
 18.09  U-Haul Eastbrook
 18.10  U-Haul Ct Waterbury
 18.11  U-Haul Dixie Hwy
 18.12  U-Haul Center Mangum Street
 18.13  U-Haul Of York
 18.14  U-Haul Southwest
 18.15  U-Haul Center Killeen
 18.16  U-Haul Center Riverside
 18.17  U-Haul Parsons Ave
 18.18  U-Haul Center Holt Avenue
 18.19  U-Haul Downtown 2
  22    Meridian Place                                                                           5
  23    Highlands Ranch Village Center                                                           5
  24    Irvine Village Center                                                                    5
  28    Sheraton Suites - Akron                                                                  5
  31    Southpointe Hilton Garden Inn        4% of Gross Revenues  FF&E Reserve                  5
  34    Lake Shore Plaza                                                                         5
  36    Hilton Garden Inn - Norwalk                                                              5
  37    Coconut Palms I                                                                          5
  41    Hilton Garden Inn - Shelton                                                              5
  42    Michael's Aurora Plaza                                                                   5
  48    Tierra Rica and Rolling Greens
           Multifamily Portfolio                                                                 5
 48.01  Tierra Rica Apartments
 48.02  Rolling Greens Apartments
  59    Holiday Inn - Sarasota                                                                   5
  64    Roselle Commons                                                                          5
  72    Haines City Mall                                                                         5
  73    Broadway Central                                                                         5
  77    1255 Broad Street                                                                        5
  78    Faunce Corner                                                                            5
  81    Desert Professional Plaza                                                                5
  82    Golden Pond Apartments                                                                   5
  85    1000 Franklin Ave                                                                        5
  86    Oxford Hill Apartments                                                                   5
  87    Fairfield Inn - Sarasota                                                                 5
  88    La Quinta - Valdosta                                                                     5
  90    Lake Mead Promenade Shopping Center                                                      5
  95    Yucaipa Valley Commercial Center                                                         5
  101   15205 Hawthorne Blvd.                                                                    5
  102   Parkway Plaza Office Building                                                            5
  104   Rio Grande Valley Retail Portfolio                                                       5
104.01  Mission Town Center
104.02  Weslaco Town Center
104.03  San Juan Town Center
104.04  Weslaco Airport Medical Center
  105   University Center South                                                                  5
  107   Alerus Financial Center                                                                  5
  111   CVS - Chester                                                                            5
  114   6860 Cortona Drive                                                                       5
  116   MacDonald Corporate Center                                                               5
  117   Safeway Marketplace                                                                      5
  118   Village Park at Brookhaven                                                               5
  119   Walgreen's - Longmont                                                                    5
  120   Vintage Park                                                                             5
  127   Hillside Village MHP                                                                     5
